                                                      HOMESTEAD FUNDS

                                  [PHOTO]

                                                        ANNUAL REPORT

                                                    DECEMBER 31, 1999




                              -   Daily Income
                              -   Short-Term Government Securities
                              -   Short-Term Bond
                              -   Stock Index
                              -   Value
                              -   Small Company Stock




                              [HOMESTEAD FUNDS LOGO]

[PHOTO]


TABLE OF CONTENTS

PERFORMANCE EVALUATION
            Daily Income                                      5-6
            Short-Term Government Securities                  7-8
            Short-Term Bond                                  9-10
            Stock Index                                     11-12
            Value                                           13-14
            Small Company Stock                             15-16
PORTFOLIO OF INVESTMENTS
            Daily Income                                    18-21
            Short-Term Government Securites                 22-23
            Short-Term Bond                                 24-33
            Stock Index                                        34
            Value                                           35-38
            Small Company Stock                             39-41
FINANCIAL STATEMENTS                                        42-47
FINANCIAL HIGHLIGHTS                                        48-53
NOTES TO FINANCIAL STATEMENTS                               54-56
REPORT OF INDEPENDENT AUDITORS                                 57
APPENDIX A - Equity 500 Index Portfolio                    ii-xxi

LETTER FROM THE INVESTMENT MANAGER



Dear Shareholder:

This report details Homestead Funds' performance for the 12 months ending December 31, 1999. As a preface to our discussion of markets and strategies, I'd like to use our unique vantage point--looking back at the end of a year, a decade and a century--to put the stock market's recent performance in perspective and remind all investors of the tenets of a sound investment program.

During the past 10 years, the financial markets have responded to the ushering in of the Digital Age. Technology-related businesses are now powering the stock market in the same way the big industrial giants did at the start of the century. Certainly, the Internet and other technological advances can offer great benefits: time savings, productivity enhancement, expanded work force automation. But stock prices for many of these companies have been driven to exorbitant levels. Yahoo!, for example, recently traded at a P/E of over 700. (The price/earnings ratio is an expression of how much investors are willing to pay for a share in the company's earnings. The higher the P/E, the more expensive the earnings power.) The Standard & Poor's 500 was recently trading at 31 times earnings, nearly double its average for the past 10 years. In the 1920s, we saw a similar bidding up of shares, particularly in a new technology called radio.

Homestead's Value and Small Company Fund managers have continued to focus on solid businesses whose stock is trading at low prices and poised for a turnaround. As you'll read in the pages that follow, our approach did not do as well in 1999 as just following the herd into technology stocks. While we are dismayed by the results, we want our shareholders to know that our strategy has even more merit now given the risky overvaluations in the technology arena and the tremendous buying opportunities in other sectors. Anyone who believes new technologies permanently change the role of the economy or push aside the need for a disciplined approach to determining stock valuations has only to look at the past. The recent extraordinary gains among technology stocks are an indication that the bull market is running on speculative fumes, not realistic expectations.

Equity investors are also likely to remember the '90s as a decade of very generous stock market returns. In general, broad market indexes provided annual returns that were at least double stocks' historical average of between 10% and 11%. For the last five consecutive years, the Dow Jones Industrial Average, the NASDAQ Composite and the Standard & Poor's 500 Stock Index all posted double-digit positive returns. In 1999, the NASDAQ Composite's return was a phenomenal 85.6%. Never before has any one index advanced so strongly in a single year. Index returns don't fully explain the stock market's behavior. In 1999, returns were driven primarily by the exceptional performance of just a handful of stocks. For the S&P 500, half of its 21.0% return was attributable to just seven stocks, one hundred percent of the return was attributable to 30 stocks and over half of the stocks included in the Index declined in value. In general, the more expensive the stock was, the better it performed; the less expensive the stock was, the worse it performed.

                                                                       continued

In addition, today's market is considerably more volatile. Even with stock indexes at all-time highs, investors are pumping money into the market via mutual funds, IRAs and 401(k)s. Today, about half of all households own stocks. On the whole, strong demand, a broader base of ownership and widespread use of long-term accounts are positive for stocks. However, it remains to be seen whether these investors have prepared themselves for the possibility of a market downturn. Day trading--another '90s phenomenon--could also exacerbate the market's gyrations if this group proves not to have the stomach for the big losses that will inevitably snare (either frequently or infrequently) those chasing the big gains.

Undoubtedly, the economy is in fine shape. Budget deficits have turned to surpluses, increased energy efficiency has reduced dependence on oil from 9% of GDP to about 3% and the government appears better able to deal with the sudden and unanticipated shocks which can hurt the economy. The Fed acted quickly, and in retrospect properly, in cutting interest rates after the 1987 stock market crash and during the 1998 Asian financial crisis. Ironically, this protracted period of economic prosperity has led to unreasonable performance expectations, and the economy's ability to sustain its growth may now be overly dependent on the stock market's ability to post further gains.

Trends that emerged in the '90s helped to spur on this remarkable bull market and may well continue to fuel a market advance. However, they also give us some reasons for caution. We encourage you to revisit your portfolio to make sure your investments are in line with your time horizon and risk tolerance. Let your financial objectives drive your investment selection, and, once you've determined a sound course, stick it out. Diversifying your portfolio by spreading your money across different types of securities can help you earn competitive returns while still protecting your investment from the full impact of a set back in any one security, sector or industry. This is not a glitzy approach and it will not make you a millionaire overnight (no prudent approach will). But it can help diligent investors achieve reasonable financial goals.

All of us at Homestead Funds send our best wishes for a happy new year and sincere appreciation for your business. Thank you for investing with us.

Sincerely,

/s/ PETER R. MORRIS

Peter R. Morris
Director of Investments
January 14, 2000

DAILY INCOME FUND

ECONOMIC TRENDS

Before we address the economy and interest rate trends, we want to offer some background information so you can better understand how the Federal Reserve's policy making decisions impact your Fund's yield. Yields on money market securities are driven by the level of interest rates at the very short end of the interest rate curve. These very short-term rates typically respond to changes in one economic indicator: a change in the federal funds rate. The federal funds rate is, in turn, set by the Fed and is influenced by this group's outlook for the economy.

For the first six months of 1999, the Fed left the federal funds rate unchanged. As a result, money market security yields averaged under 5.0% in the first half, reflecting the 0.75% federal funds rate decrease implemented by the Fed late in 1998 when foreign markets stumbled. As 1999 progressed, foreign markets began to rebound and the U.S. economy showed signs of strength. This caused the Fed to become concerned about excess liquidity and the possibility of inflation in the U.S. Accordingly, in June, August and November, the Fed raised rates by a total of 0.75%. By the end of 1999, therefore, the Fed had completely reversed the prior year's interest rate decreases.

FUND PERFORMANCE AND STRATEGY

A rising interest rate environment benefits money market investors. Since money market securities mature faster than other fixed-income instruments, the proceeds can be more quickly reinvested in higher yielding instruments. The reverse is also true: in a falling interest rate environment, proceeds from maturing securities are more quickly reinvested in lower yielding instruments.

The Homestead Daily Income Fund generated a total return of 4.56% in 1999. This was slightly lower than its 4.91% return for the prior year. The Fund's 1999 performance reflects the interest rate environments in both 1998 and 1999. In the first half of the year, as a result of the Fed's 0.75% rate decreases late in 1998, maturing money market securities were reinvested in lower yielding securities. This lowered the Fund's yield relative to 1998. But in the second half of 1999, the Fed raised interest rates, which in turn allowed the Fund to reinvest maturing money market securities in higher yielding issues. The net effect was a lower 1999 return.

OUTLOOK

We expect the fed to continue to monitor the U.S. Economy closely, looking for any signs of inflation. Should signs of inflation or an overheating economy appear, then we would expect the Fed to raise interest rates. Any rise in rates would be quickly reflected in the Fund's yield.

DAILY INCOME FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                          on 6/30/99                on 12/31/99
--------------------------------------------------------------------------------
Commercial paper                            66.7%                     56.3%
--------------------------------------------------------------------------------
Corporate bonds                             27.6%                     34.4%
--------------------------------------------------------------------------------
U.S. Government obligations                  5.4%                      5.4%
--------------------------------------------------------------------------------
Cash equivalents                              .3%                      3.9%
--------------------------------------------------------------------------------
    Total                                    100%                      100%
================================================================================


                                          on 6/30/99              on 12/31/99
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                   44 days                 55 days
--------------------------------------------------------------------------------

YIELD

Annualized 7-day compound yield (quoted 12/31/99)           5.37%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/99

                                                                   Since
                                                                   Inception
                                      1 Year        5 Year         (11/90)
--------------------------------------------------------------------------------
Daily Income Fund                      4.6%          4.9%          4.5%
--------------------------------------------------------------------------------


Past performance is not predictive of future performance.

SHORT-TERM GOVERNMENT SECURITIES FUND

MARKET CONDITIONS

It was thought that U.S. economic growth would be weak in 1999, as world economies continued to deal with the effects of the Asian financial crisis which began in 1998. In fact, foreign economies rebounded and U.S. Gross Domestic Product grew at a 4% annual rate, considerably above the 2.5% to 3% many believe to be consistent with non-inflationary growth.

The Federal Reserve cut interest rates in 1998 to support the flagging foreign economies and to restore liquidity to world markets. In early 1999, the Fed adopted a neutral bias, indicating they were inclined to leave rates alone for the time being. However, by mid-year, the Fed had become increasingly concerned about the strength of the economy and the possibility of higher inflation. In the last half of 1999, they issued three separate interest rate increases, effectively taking back their 1998 decreases.

Inflation, the Fed's enemy, was supposed to be dormant in 1999, and according to the Consumer Price Index it was. Its 2.7% annualized increase was the slowest in 34 years. Other data, however, paints a different picture and suggests that the economy's growth did need to be checked. For example, the unemployment rate is a very low 4.1%. With labor scarce, wages could be expected to rise.

FUND PERFORMANCE AND STRATEGY

Your Fund returned 2.88% in 1999. As you'll remember, returns on fixed-income securities are made up of two components: interest income and price change. As rates rose, we were able to invest in higher yielding securities and the Fund earned enough interest income to offset the corresponding decline in the value of portfolio securities. Our 30-day annualized yield on December 31, 1999 was 5.75%, compared to 4.41% at the close of 1998.

This Fund maintains very high credit quality standards, limiting investment to those securities backed by the U.S. government. In 1998 and early 1999, investors sought shelter from the currency melt-down touched off in Asia and favored government-issued Treasury securities. The strong demand kept prices on Treasuries high, relative to other types of fixed-income instruments. After the first quarter of 1999, Treasury prices returned to more normal levels. We avoided Treasuries during the period of extreme credit sensitivity and instead bought better-value agency and mortgage-backed issues. We moved back into Treasuries later in the year.

OUTLOOK

Comparing the short-term bond investor's position one year ago to today, we would say the outlook has improved. A number of rate hikes are behind us, and the extremely wide credit spreads and dislocations in security prices that resulted from the foreign currency crisis have passed. Should rates continue to trend higher, your Fund's short maturity will help reduce the impact of higher rates on the Fund's net asset value.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                        on 6/30/99                 on 12/31/99
--------------------------------------------------------------------------------
U.S. Treasuries                           57.2%                      59.6%
--------------------------------------------------------------------------------
Government-guaranteed agencies            32.7%                      19.5%
--------------------------------------------------------------------------------
Mortgage-backed securities                 9.1%                      16.0%
--------------------------------------------------------------------------------
Cash equivalents                           1.0%                       4.9%
--------------------------------------------------------------------------------
    Total                                  100%                       100%
================================================================================

                                         on 6/30/99                on 12/31/99
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                2.29 years                2.83 years
--------------------------------------------------------------------------------



YIELD

Annualized 30-day SEC yield (quoted 12/31/99)                         5.75%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/99

                                                                        Since
                                                                        Inception
                                                      1 Year            (5/95)
--------------------------------------------------------------------------------
Short-Term Government Securities Fund                  2.9%             5.1%
--------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year U.S. Treasury Index          2.0%             6.2%
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
  (000)

[LINE GRAPH]

                                       Homestead
               Merrill Lynch          Short-Term
                1-4.99 Year           Government
               U.S. Treasury          Securities
                  Index                  Fund
 May 95          $10,000               $10,000
 Dec 95           10,544                10,757
 Dec 96           11,014                11,238
 Dec 97           11,645                12,037
 Dec 98           12,286                12,970
 Dec 99           12,640                13,234



Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements.

SHORT-TERM BOND FUND

MARKET CONDITIONS

The U.S. economy was expected to slow down this past year. Economists reasoned that it would take time for stability and liquidity to return to the foreign, especially Asian, economies upset by the currency crisis that began in 1998. In the meantime, it was thought that weakness abroad would act as a drag on the domestic economy. But in a surprising show of strength, U.S. Gross Domestic Product grew at a 4% annual rate in 1999.

Despite the strong growth, consumer prices did not appear to be rising at a rapid pace. The Consumer Price Index's 2.7% annualized increase was the slowest in 34 years. But beyond this measure of pricing pressures there were other reasons for concern. 1) Unemployment dropped from an already low 4.30% to 4.17%, causing many to wonder if an increase in wages would be far behind. 2) Oil prices rose, which will trickle down to consumers in the form of higher gas prices, airline costs and home heating bills. 3) The Treasury's benchmark 30-year inflation-indexed bond declined in value, reflecting investors' inflation fears. 4) The Federal Reserve and other market watchers are not convinced the much touted productivity gains credited to new technologies and the Internet will be permanent.

Given these signs of a strengthening economy, the Fed decided the extra liquidity they had pumped into the market with their 1998 rate decreases was no longer needed. The Fed shifted gears and brought about three rate increases in 1999, for a total .75% increase in the federal funds rate. This effectively canceled out the .75% decrease from 1998.

FUND PERFORMANCE AND STRATEGY

Your Fund returned 3.21% in 1999. In the second half of the year, rates rose, which caused the value of the securities in the Fund's portfolio to decline. However, because we were able to invest in higher yielding securities, the Fund earned a greater level of interest income. This pushed our return to the positive side. Our 30-day annualized yield on December 31, 1999 was 6.01%, compared to 5.38% at the close of 1998.

During the year, we took advantage of the very wide credit spreads that developed as a result of the foreign currency crisis. Toward the end of 1998 and the beginning of 1999, investors flocked to safe-haven Treasuries. We bucked the trend and took advantage of the higher yields available on comparable-maturity, non-Treasury securities. Our holdings of corporate bonds, asset-backed securities and mortgage-backed securities boosted the Fund's yield.

OUTLOOK

Comparing the short-term bond investor's position one year ago to today, we would say the outlook has improved. A number of rate hikes are behind us, and the extremely wide credit spreads and dislocations in security prices that resulted from the foreign currency crisis have passed. Should rates continue to trend higher, your Fund's short maturity will help reduce the impact of higher rates on the Fund's net asset value.

SHORT-TERM BOND FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                                 on 6/30/99                on 12/31/99
------------------------------------------------------------------------------------------
Corporate bonds                                     45.0%                    42.9%
------------------------------------------------------------------------------------------
Mortgage-backed securities                          23.4%                    24.9%
------------------------------------------------------------------------------------------
Asset-backed securities                             19.1%                    19.5%
------------------------------------------------------------------------------------------
U.S. Government obligations                         10.3%                    11.5%
------------------------------------------------------------------------------------------
Commercial paper                                     2.1%                     0.0%
------------------------------------------------------------------------------------------
Cash equivalents                                      .1%                     1.2%
------------------------------------------------------------------------------------------
    Total                                            100%                     100%
==========================================================================================

                                                  on 6/30/99                on 12/31/99
------------------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                         2.82 years                 2.91 years
------------------------------------------------------------------------------------------


YIELD

Annualized 30-day SEC yield (quoted 12/31/99)                    6.01%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/99

                                                                            Since
                                                                            Inception
                                                   1 Year      5 Year       (11/91)
----------------------------------------------------------------------------------------
Short-Term Bond Fund                                3.2%        6.4%        5.8%
----------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year Corp./Gov. Index          2.2%        6.9%        6.2%
----------------------------------------------------------------------------------------



PERFORMANCE COMPARISON
   (000)

[LINE GRAPH]

               Merrill Lynch           Homestead
                1-4.99 Year           Short-Term
                Corp./Gov.               Bond
                  Index                  Fund
Nov 91           $10,000               $10,000
Dec 92            11,007                10,842
Dec 93            11,792                11,560
Dec 94            11,727                11,570
Dec 95            13,247                12,820
Dec 96            13,858                13,482
Dec 97            14,850                14,374
Dec 98            15,990                15,294
Dec 99            16,341                15,785

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-4.99 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements.

STOCK INDEX FUND

The Stock Index Fund began operations on October 28, 1999. As this is the first report to shareholders, we want to take a minute to welcome you to the Fund and remind you of its investment objective and strategy. This Fund is managed to track the performance of the Standard & Poor's 500 Stock Index. In stock selections, security weightings and industry weightings, the Fund's manager will attempt to mirror the Index as closely as possible. Over long time periods, we expect the Fund's return will be at least 98% of the Index's.

Indexing means following your benchmark through all market cycles--both up and down. The Fund is attempting to match its market proxy, not beat it. This is a very different goal than that of Homestead's other stock funds, the Value Fund or the Small Company Stock Fund.

MARKET CONDITIONS

The S&P 500 continued to amaze investors in 1999. It closed the year at an all-time high of 1469.25 points and returned a whopping 21.04% for the year. This was the fifth consecutive year the Index has posted a return greater than 20%. Quite an impressive feat, especially considering that before this current bull market the Index had never achieved more than two consecutive years of returns at this level.

For the first half of the year, investors threw off fears of rising interest rates and pushed the market ahead for a six-month gain of 12.39%. Stocks reversed course in the third quarter, with the Index declining 6.24%. The fourth quarter brought relief, with large-capitalization growth stocks, especially those in the technology sector, rallying strongly and helping the Index post its very robust 12-month return.

INDEX PERFORMANCE

If there was a theme to the story of investing in 1999, it would have to be the dominance of large-capitalization, technology stocks. The S&P technology sector was up 75% in 1999, even after experiencing a 72% rise the year before. This group was responsible for roughly 70% of the Index's performance. In fact, if we took the technology sector out of the Index, the Index's 1999 return would have been just 7.5%. Because of the rising prices for these stocks, this sector now represents nearly 30% of the Index's total market capitalization. (Market capitalization is a measure of size and is determined by multiplying share price by the number of shares outstanding.)

The year will also be remembered as one of the narrowest bull markets in recent history. Fully 50% of the market's return was attributable to the performance of just seven stocks. In order of their performance contribution, these top seven were Microsoft, Cisco, General Electric, Wal-Mart, Oracle, Nortel and Qualcomm. As further proof that size mattered in 1999, the S&P 500 Equal Weighted Index trailed the S&P 500 (which is weighted by market capitalization) with a return of 11.88%.

FUND TRACKING

The Stock Index fund returned 9.65% in the period from its inception through the close of the year. The S&P 500 Stock index returned 9.69% for the same period. We were pleased with the Fund's ability to closely track the Index.

STOCK INDEX FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/99

                                                                      % of total
                                           Industry                  market value
------------------------------------------------------------------------------------
Microsoft Corp.                 Computers (Software & Services)          4.8%
------------------------------------------------------------------------------------
General Electric Co.                  Electric Equipment                 4.0%
------------------------------------------------------------------------------------
Cisco Systems, Inc.                 Computers (Networking)               2.8%
------------------------------------------------------------------------------------
Wal-Mart Stores Inc.                       Retail                        2.4%
------------------------------------------------------------------------------------
Exxon Mobil Corp.                           Oil                          2.2%
------------------------------------------------------------------------------------


TOTAL RETURNS
periods ended 12/31/99

                                                            Since
                                                            Inception
                                                            (10/99)

----------------------------------------------------------------------------
Stock Index Fund                                            9.7%
----------------------------------------------------------------------------
S&P 500 Index                                               9.7%
----------------------------------------------------------------------------




PERFORMANCE COMPARISON
   (000)

[LINE GRAPH]

            Standard & Poor's      Homestead
             500 Stock Index   Stock Index Fund
Oct 99          $10,000           $10,000
Dec 99           10,969            10,965


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements.

VALUE FUND

MARKET CONDITIONS

The U.S. economy continued to expand in 1999, prompting the Federal Reserve to step in at mid-year with a series of three interest rate hikes. Higher interest rates trickle down to consumers in the form of higher borrowing costs, and in this way help slow the pace of economic growth. The Fed's fear is that an overly robust economy would trigger higher inflation.

Rising interest rates usually throw the brakes on the stock market, but this year the investor's appetite for technology stocks was not affected by the key rate changes announced. The Standard & Poor's 500 Stock Index, a measure of the broad stock market and this Fund's competitive benchmark, advanced 21.04% for the year, its fifth consecutive year of double-digit gains.

FUND PERFORMANCE AND STRATEGY

Your Fund did not keep pace with the Index. Our 12-month return was -3.21%.

To understand the reason for our poor relative showing, one has to look beyond the S&P 500's return to see which stocks and sectors were responsible for the Index's phenomenal gain. Almost exclusively, it was the technology stocks. The S&P's technology component had an astounding 75% return in 1999, leaving all other industry classifications in the dust. Returns for a number of these companies were in the triple, even quadruple digits. Qualcomm was the S&P's top technology performer with a more than 2,600% gain.

The reason we don't own these stocks is that they are not appropriate for our investment approach. We look for stocks of established well financed companies that are currently trading at low prices. Our investment approach was out of favor this year, as investors focused solely on opportunities in the technology arena. By our valuation measures, there are no bargains to be had in this group. Even companies that have never shown a profit are trading at very high earnings multiples.

This was a frustrating year for our shareholders, for us and for most other conservative equity investors. But we remain confident in our approach. In fact, we believe a value strategy has even more appeal now. The bubble created by this technology frenzy will eventually burst, and the fact that we didn't jump on the bandwagon may spare us from the full effects of a setback. Also, in their haste to own shares of technology companies, investors have left some terrific bargains on the table. We're buying shares of companies we like at very attractive prices. Wendy's, Chase Manhattan and Southwest Airlines are a few of our most promising selections. Once investors return to their senses, we expect prices will rise substantially.

OUTLOOK

No one can say for sure when a value approach will be met with a more favorable market environment. We do note that times are getting tougher for the high-flying technology stocks. Given expectations for further hikes in interest rates, investors (especially large institutions) could be looking to take some money off the table. They might look to reduce their exposure to the technology group first, since they've already benefited from a strong advance and this sector has become even more volatile.

When listening to the nightly news or hearing other reports on the performance of the overall stock market, investors should be mindful that the dramatic increases in technology stock prices that occurred this past year and in 1998 have modified the composition of index's determined by market capitalization. (Market capitalization is a measure of size that is calculated by multiplying share price by the number of shares outstanding.) Our benchmark, the S&P 500 is now heavily invested in technology companies because the Index keeps its weightings proportional to a company's market capitalization. As was the case this year, investors will need to look beyond the return--whether it's positive or negative--to see how your portfolio is faring.

VALUE FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/99

                                                                      % of total
                                      Industry                       market value
-----------------------------------------------------------------------------------
Avery Dennison Corp.                  Chemicals                         3.4%
-----------------------------------------------------------------------------------
Southwest Airlines                    Airlines                          3.2%
-----------------------------------------------------------------------------------
Bemis Company                   Packaging/Containers                    3.2%
-----------------------------------------------------------------------------------
Citigroup Inc.                         Banks                            3.1%
-----------------------------------------------------------------------------------
BellSouth Corp.                      Telephone                          2.9%
-----------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/99

                                                                       Since
                                                                       Inception
                                       1 Year           5 Year         (11/90)
---------------------------------------------------------------------------------
Value Fund                             -3.2%            16.0%          14.2%
---------------------------------------------------------------------------------
S&P 500 Index                          21.0%            28.5%          21.1%
---------------------------------------------------------------------------------

PERFORMANCE COMPARISON
   (000)

[LINE GRAPH]

            Standard & Poor's       Homestead
               500 Index            Value Fund
Nov 90          $10,000              $10,000
Dec 91           13,403               11,784
Dec 92           14,423               13,161
Dec 93           15,807               15,639
Dec 94           16,079               16,029
Dec 95           22,115               21,444
Dec 96           27,189               25,292
Dec 97           36,257               32,044
Dec 98           46,618               34,708
Dec 99           56,606               33,595


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements.

SMALL COMPANY STOCK FUND

MARKET CONDITIONS

Higher interest rates were not enough to stop this very powerful bull market in 1999. The Standard & Poor's 500 Stock Index, a measure of the broad market's performance, posted its fifth consecutive year of double-digit gains with a return of 21.04%. Such robust returns were not broadly based, however. The best performing issues came almost without exception from the Index's technology group. On an issue-by-issue basis, there were more declining issues than advancing issues.

FUND PERFORMANCE AND STRATEGY

At mid-year, we were hopeful that small-company value stocks were experiencing a turnaround. This Fund was up 15.71% on the strength of a nearly 22% second-quarter return. But we watched gains erode in the second half of the year as investors turned to smaller companies to satisfy their appetite for tech stocks.

The Fund generated a -.55% return for the year. The Russell 2000 Value Index suffered a similar fate with a return of -1.49%. The full Russell 2000 Index returned 21.35% for the year, and like the S&P 500 owes most of its gains to its technology issues. This Russell category advanced 101% for he year.

The reason for the Fund's underperformance is our value strategy. We seek stocks we believe are trading below true worth and poised for a turnaround. Most of the technology stocks that drove market performance in 1999 are extremely overvalued and we have steered clear. Importantly, we think it is this same strategy that will help us outperform should the tech bubble burst.

OUTLOOK

Shareholders are understandably disappointed with the Fund's results. We want you to know that we are working diligently to identify the most promising investment opportunities, reviewing our portfolio daily to make sure we are fully confident with the positions we have and sticking with our value approach.

Also remember that a value approach demands patience. We have to be willing to stick with our purchases during troubling times so we can participate in what we expect will be a rise in share prices down the road.

SMALL COMPANY STOCK FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 12/31/99

                                                                              % of total
                                              Industry                       market value
---------------------------------------------------------------------------------------------
Charming Shoppes, Inc.                         Retail                            5.6%
---------------------------------------------------------------------------------------------
Claire's Stores, Inc.                          Retail                            4.8%
---------------------------------------------------------------------------------------------
Banta Corp.                               Consumer Printing                      4.4%
---------------------------------------------------------------------------------------------
CLARCOR, Inc.                               Manufacturing                        4.3%
---------------------------------------------------------------------------------------------
Ruddick Corp.                                  Retail                            4.2%
---------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/99

                                                                     Since
                                                                     Inception
                                                   1 Year            (3/98)
--------------------------------------------------------------------------------
Small Company Stock Fund                            -.6%             -6.5%
--------------------------------------------------------------------------------
Russell 2000 Index                                 21.4%              6.3%
--------------------------------------------------------------------------------

                                  Homestead Small
        Russell 2000 Index      Company Stock Fund
Mar 98      $10,000                $10,000
Dec 98        9,080                  8,898
Dec 99       11,992                  8,849


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small Company Stock Fund average annual total returns are net of any fee waivers and reimbursements.

FINANCIALS

[PHOTO]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                                        INTEREST            MATURITY              FACE
                                                          RATE                DATE               AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (56.3% of portfolio)
A.I. Credit Corp. ....................................    5.82 %            01/19/00          $  500,000          $  498,545
A.I. Credit Corp. ....................................    5.83              01/20/00           1,000,000             996,923
A.I. Credit Corp. ....................................    5.82              01/28/00             600,000             597,381
American General Finance Corp. .......................    6.28              02/08/00             600,000             596,023
Baltimore Gas & Electric Co. .........................    6.45              01/10/00             600,000             599,033
Baltimore Gas & Electric Co. .........................    5.88              01/14/00             500,000             498,938
Baltimore Gas & Electric Co. .........................    6.13              01/21/00           1,000,000             996,594
Chevron USA. Inc. ....................................    5.75              01/11/00           1,000,000             998,403
Chevron USA. Inc. ....................................    5.80              01/12/00           1,000,000             998,228
Chevron USA. Inc. ....................................    5.85              01/31/00           1,000,000             995,125
CIT Group, Inc. ......................................    5.92              01/07/00             180,000             179,822
CIT Group, Inc. ......................................    6.20              01/31/00             830,000             825,712
CITICORP, Inc. .......................................    5.95              01/26/00           1,000,000             995,868
Coca-Cola Co. ........................................    5.78              01/13/00             805,000             803,449
Coca-Cola Co. ........................................    5.78              01/14/00             500,000             498,956
Coca-Cola Co. ........................................    5.85              01/19/00             200,000             199,415
Coca-Cola Co. ........................................    5.82              01/24/00             520,000             518,067
Consolidated Natural Gas Co. .........................    6.00              01/26/00             500,000             497,917
Consolidated Natural Gas Co. .........................    6.07              01/31/00             400,000             397,977
Consolidated Natural Gas Co. .........................    6.07              02/09/00             500,000             496,712
Consolidated Natural Gas Co. .........................    6.03              02/23/00             570,000             564,940
Consolidated Natural Gas Co. .........................    6.00              02/25/00             580,000             574,683
Consolidated Natural Gas Co. .........................    6.00              02/29/00             480,000             475,280
E.I. Dupont de Nemours & Co. .........................    5.82              01/18/00             300,000             299,176
E.I. Dupont de Nemours & Co. .........................    5.78              01/25/00           1,000,000             996,147
Exxon Asset Management Co. ...........................    6.00              01/04/00           1,000,000             999,500
Ford Motor Credit Co. ................................    5.70              01/03/00             340,000             339,892
Ford Motor Credit Co. ................................    5.71              01/03/00             650,000             649,794
Ford Motor Credit Co. ................................    6.02              01/04/00             450,000             449,774
General Electric Capital Corp. .......................    6.25              01/13/00             106,000             105,779
General Electric Capital Corp. .......................    5.92              01/28/00             285,000             283,735
General Electric Capital Corp. .......................    6.15              02/11/00             113,000             112,208
General Electric Capital Corp. .......................    6.00              02/15/00             208,000             206,440
General Electric Capital Corp. .......................    6.10              02/16/00             150,000             148,831
General Electric Capital Corp. .......................    6.28              02/17/00             549,000             544,499
General Electric Capital Corp. .......................    6.00              03/22/00             550,000             542,575
General Motors Acceptance Corp. ......................    6.60              01/07/00             172,000             171,811
General Motors Acceptance Corp. ......................    6.00              01/18/00             135,000             134,617
IBM Credit Corp. .....................................    5.82              01/18/00           1,040,000           1,037,142
John Deere Capital Corp. .............................    5.72              01/05/00           1,000,000             999,364
John Deere Capital Corp. .............................    5.75              01/06/00             480,000             479,617
John Deere Capital Corp. .............................    5.75              01/07/00             600,000             599,425

DAILY INCOME FUND

DECEMBER 31, 1999

                                                        INTEREST              MATURITY              FACE
                                                          RATE                  DATE               AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - CONTINUED
Merrill Lynch & Co., Inc. ............................    5.90 %              02/29/00          $  875,000        $    866,539
Northern Illinois Gas Co. ............................    5.85                01/19/00           1,000,000             997,075
Northern Illinois Gas Co. ............................    5.95                01/20/00           1,000,000             996,860
Northern Illinois Gas Co. ............................    5.85                01/24/00           1,000,000             996,262
Norwest Financial, Inc. ..............................    5.85                01/18/00             200,000             199,447
Norwest Financial, Inc. ..............................    6.35                02/04/00             650,000             646,102
Norwest Financial, Inc. ..............................    5.87                02/23/00             330,000             327,148
Pacific Gas & Electric Co. ...........................    6.40                01/27/00             500,000             497,689
Pacific Gas & Electric Co. ...........................    5.89                02/09/00           1,000,000             993,619
Pacific Gas & Electric Co. ...........................    5.89                02/10/00           1,000,000             993,456
Prudential Funding Corp. .............................    5.95                01/12/00             700,000             698,727
Prudential Funding Corp. .............................    5.99                01/27/00             800,000             796,539
Schering Corp. .......................................    6.30                01/11/00             400,000             399,300
Texaco Capital, Inc. .................................    6.30                01/06/00             600,000             599,475
Texaco Capital, Inc. .................................    5.82                01/10/00             340,000             339,505
Transamerica Finance Corp. ...........................    5.92                01/26/00             300,000             298,767
Transamerica Finance Corp. ...........................    6.18                01/26/00           1,000,000             995,708
---------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $35,546,535).............................................................        35,546,535
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (34.4% of portfolio)
American Express Credit Corp. ........................    6.13                06/15/00             575,000             575,133
American Express Credit Corp. ........................    6.50                08/01/00             105,000             105,124
American General Finance Corp. .......................    8.00                02/15/00             795,000             796,558
American General Finance Corp. .......................    7.76                03/14/00             150,000             150,451
American General Finance Corp. .......................    6.52                06/23/00              50,000              50,014
American General Finance Corp. .......................    6.13                09/15/00             360,000             359,569
Associates Corp. of North America. ...................    6.00                03/15/00              70,000              69,988
Associates Corp. of North America. ...................    5.25                03/30/00              35,000              34,927
Associates Corp. of North America. ...................    6.00                06/15/00              75,000              74,912
Beneficial Corp. .....................................    6.45                06/19/00             305,000             305,665
CIT Group, Inc. ......................................    6.80                04/17/00           1,000,000           1,001,298
CITICORP, Inc. .......................................    6.65                05/15/00             500,000             500,893
CITICORP, Inc. .......................................    6.60                08/01/00             300,000             300,807
Commercial Credit Co. ................................    6.13                03/01/00              25,000              24,992
Eli Lilly & Co. ......................................    8.13                02/07/00             785,000             786,488
Ford Motor Credit Co. ................................    8.75                01/10/00              40,000              40,029
Ford Motor Credit Co. ................................    7.45                04/13/00             100,000             100,396
Ford Motor Credit Co. ................................    6.38                04/15/00             125,000             124,945
General Motors Acceptance Corp. ......................    8.63                01/10/00              20,000              20,012
General Motors Acceptance Corp. ......................    5.70                02/23/00             450,000             449,568
General Motors Acceptance Corp. ......................    7.00                03/01/00             570,000             570,642
General Motors Acceptance Corp. ......................    5.85                04/20/00             405,000             404,771

DAILY INCOME FUND

DECEMBER 31, 1999

                                                        INTEREST              MATURITY              FACE
                                                          RATE                  DATE               AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
General Motors Acceptance Corp. ......................    9.63 %              05/15/00          $  210,000        $    212,510
General Motors Acceptance Corp. ......................    6.65                05/24/00               7,000               7,010
General Motors Acceptance Corp. ......................    6.38                06/06/00             177,000             176,892
General Motors Acceptance Corp. ......................    6.90                06/06/00             200,000             200,427
General Motors Acceptance Corp. ......................    6.38                06/27/00             150,000             150,242
General Motors Acceptance Corp. ......................    7.50                07/24/00             250,000             251,486
Household Finance Corp. ..............................    5.92                03/13/00               5,000               4,995
Household Finance Corp. ..............................    6.75                06/01/00             100,000             100,266
Household Finance Corp. ..............................    6.38                06/30/00             600,000             600,704
IBM Credit Corp. .....................................    5.70                03/10/00             950,000             949,278
John Deere Capital Corp. .............................    6.15                08/01/00             500,000             499,692
John Deere Capital Corp. .............................    5.73                07/13/00             100,000              99,725
Merrill Lynch & Co., Inc. ............................    6.62                06/06/00              20,000              20,026
Merrill Lynch & Co., Inc. ............................    8.38                02/09/00             106,000             106,189
Merrill Lynch & Co., Inc. ............................    6.60                05/30/00              25,000              25,034
Merrill Lynch & Co., Inc. ............................    6.38                07/18/00             200,000             200,098
Morgan Stanley Dean Witter & Co. .....................    5.94                02/28/00           1,710,000           1,709,659
Morgan Stanley Dean Witter & Co. .....................    5.89                03/20/00           1,300,000           1,299,754
Norwest Financial Inc. ...............................    6.88                06/15/00             675,000             677,119
Norwest Financial Inc. ...............................    7.25                03/15/00           1,125,000           1,127,219
Pacific Gas & Electric Co. ...........................    6.63                06/01/00              62,000              62,000
PepsiCo, Inc. ........................................    6.80                05/15/00             400,000             401,010
PepsiCo, Inc. ........................................    5.88                06/01/00              48,000              47,843
Phillip Morris Cos., Inc. ............................    9.25                02/15/00           2,645,000           2,653,138
Sara Lee Corp. .......................................    5.70                07/14/00           1,135,000           1,132,120
Texaco Capital Inc. ..................................    9.45                03/01/00             100,000             100,531
Texaco Capital Inc. ..................................    5.11                05/03/00           1,000,000             997,009
Wal-Mart Stores, Inc. ................................    5.65                02/01/00           1,075,000           1,074,780
---------------------------------------------------------------------------------------------------------------------------------
      Total Corporate Notes (Cost $21,733,938)...............................................................       21,733,938
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.4% of portfolio)
Federal Farm Credit Bank..............................    5.20                01/14/00              50,000              49,986
Federal Farm Credit Bank..............................    5.25                01/18/00              52,000              51,984
Federal Farm Credit Bank..............................    6.23                03/13/00              20,000              20,013
Federal Home Loan Bank................................    5.00                01/05/00             130,000             129,982
Federal Home Loan Bank................................    4.81                01/11/00              50,000              49,985
Federal Home Loan Bank................................    4.92                01/13/00             100,000              99,963
Federal Home Loan Bank................................    4.93                01/13/00             250,000             249,916
Federal Home Loan Bank................................    4.93                01/20/00              35,000              34,979
Federal Home Loan Bank................................    8.60                01/25/00             135,000             135,216
Federal Home Loan Bank................................    4.85                01/27/00              50,000              49,963
Federal Home Loan Bank................................    5.45                02/25/00             100,000              99,875

DAILY INCOME FUND

DECEMBER 31, 1999

                                                                   INTEREST     MATURITY           FACE
                                                                     RATE         DATE            AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal Home Loan Bank.........................................      5.10 %     03/03/00     $    10,000    $     9,982
Federal Home Loan Bank.........................................      7.20       03/03/00          10,000         10,021
Federal Home Loan Bank.........................................      5.15       03/08/00          20,000         19,961
Federal Home Loan Bank.........................................      5.08       03/15/00          20,000         19,957
Federal Home Loan Bank.........................................      5.23       03/17/00          20,000         19,956
Federal Home Loan Bank.........................................      5.61       03/23/00          20,000         19,988
Federal Home Loan Bank.........................................      5.59       03/27/00          20,000         19,974
Federal Home Loan Bank.........................................      5.66       03/30/00          25,000         24,971
Federal Home Loan Bank.........................................      5.00       04/05/00          60,000         59,801
Federal Home Loan Bank.........................................      4.97       04/20/00          30,000         29,885
Federal Home Loan Bank.........................................      7.01       04/20/00          25,000         25,053
Federal Home Loan Mortgage Corp................................      7.90       01/27/00          60,000         60,080
Federal Home Loan Mortgage Corp................................      6.44       01/28/00         210,000        210,101
Federal Home Loan Mortgage Corp................................      5.88       03/22/00          70,000         69,947
Federal National Mortgage Association..........................      4.83       01/11/00          74,000         73,973
Federal National Mortgage Association..........................      5.60       01/12/00          45,000         44,993
Federal National Mortgage Association..........................      5.44       01/14/00          75,000         74,983
Federal National Mortgage Association..........................      8.01       01/18/00          40,000         40,038
Federal National Mortgage Association..........................      5.34       01/24/00         500,000        499,818
Federal National Mortgage Association..........................      6.10       02/10/00         270,000        269,917
Federal National Mortgage Association..........................      6.25       03/20/00          19,000         19,004
Federal National Mortgage Association..........................      4.98       03/24/00          30,000         29,917
Federal National Mortgage Association..........................      7.06       03/28/00         100,000        100,196
Federal National Mortgage Association..........................      9.05       04/10/00         191,000        192,421
Federal National Mortgage Association..........................      4.97       04/12/00         291,000        289,954
Federal National Mortgage Association..........................      5.64       04/20/00          10,000          9,981
Federal National Mortgage Association                                5.65       04/28/00         219,000        218,575
------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government Agency Obligations (Cost $3,435,309) .........................................    3,435,309
------------------------------------------------------------------------------------------------------------------------------

CORPORATE MASTER NOTE (3.9% of portfolio)
Associates Corp. of North America                                    5.07 (a)                  2,470,000      2,470,000
------------------------------------------------------------------------------------------------------------------------------
      Total Corporate Master Note (Cost $2,470,000).......................................................    2,470,000
------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund                                5.35 (b)                                     1,276
------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $1,276)............................................................        1,276
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $63,187,058) - 100%.................................................  $63,187,058
==============================================================================================================================


(a) Variable coupon rate as of December 31, 1999.
(b) One day yield at December 31, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                                                          INTEREST       MATURITY          FACE
                                                                            RATE           DATE           AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (11.0% of portfolio)
Government Export Trust 93-1.........................................       6.00 %       03/15/05      $  437,500     $  430,553
Guaranteed Export Certificates 93-C..................................       5.20         10/15/04       1,090,222      1,053,967
Guaranteed Export Certificates 93-D..................................       5.23         05/15/05         421,277        404,544
Guaranteed Export Certificates 95-B..................................       6.13         06/15/04         158,823        152,572
Guaranteed Trade Trust 92-A..........................................       7.02         09/01/04         270,833        271,402
Small Business Administration 92-10 A................................       6.70         01/01/02          45,712         45,496
Small Business Administration 92-10 C................................       7.15         09/01/02          13,380         13,378
Small Business Investment Companies 95-10............................       6.88         09/10/05         436,280        429,326
Small Business Investment Companies 99-10............................       6.24         03/01/09       1,000,000        947,380
----------------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $3,835,589)..............................................................    3,748,618
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (16.0% of portfolio)
GNMA #1928  .........................................................       7.00         11/20/09          86,461         84,894
GNMA #780336.........................................................       6.50         02/15/11         153,656        149,094
GNMA #8215  .........................................................       6.38 (c)     04/20/17          88,825         89,436
GNMA #8423  .........................................................       6.38 (c)     05/20/24         165,346        166,276
GNMA #8877  .........................................................       6.38 (c)     05/20/26         124,847        126,174
GNMA 94-1   .........................................................       7.63         08/16/23          99,000         96,910
GNMA 96-6   .........................................................       6.50         10/16/08         185,765        185,455
GNMA 97-18  .........................................................       6.90         02/20/23         241,065        236,974
GNMA 97-4 B .........................................................       7.00         08/20/26         131,279        122,781
GNMA 97-4 N .........................................................       7.50         02/16/27           8,102          8,095
GNMA 97-8   .........................................................       7.00         05/16/23         500,000        495,994
GNMA 98-1   .........................................................       7.00         05/20/25         172,585        168,529
GNMA 99-27  .........................................................       7.50         08/16/27       1,148,343      1,142,073
Vendee Mortgage Trust 92-2...........................................       7.00         05/15/08       1,000,000        990,540
Vendee Mortgage Trust 93-3...........................................       5.75         06/15/13         537,046        533,518
Vendee Mortgage Trust 96-2...........................................       6.75         09/15/09          54,316         54,181
Vendee Mortgage Trust 97-1...........................................       7.50         09/15/17         500,000        502,645
Vendee Mortgage Trust 97-2...........................................       7.50         01/15/13          86,915         87,004
Vendee Mortgage Trust 99-2...........................................       6.50         04/15/14         225,281        222,556
----------------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $5,534,968)...........................................................    5,463,129
----------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS (67.2% of portfolio)
Banco Centroamericano Promissory Note................................       5.78         05/30/01         172,566        170,945
Interlake Steamship Co...............................................       5.45         07/15/01         298,000        298,015
Nafinsa Export/Import Trust (a)......................................       6.79         08/01/04         250,000        249,153
PEFCO Finance Corp. (a)..............................................       5.31         11/15/03       1,000,000        944,680
Private Export Funding Corp..........................................       7.30         01/31/02         325,000        328,809
Private Export Funding Corp..........................................       5.48         09/15/03         400,000        384,000
Private Export Funding Corp..........................................       8.35         01/31/01          50,000         50,937
U.S. Department of Housing and Urban Development.....................       6.36         08/01/04          30,000         29,356

SHORT-TERM GOVERNMENT SECURITIES FUND

DECEMBER 31, 1999

                                                                          INTEREST       MATURITY          FACE
                                                                            RATE           DATE           AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
U.S. Treasury Note...................................................       6.38 %       05/15/00      $5,300,000    $ 5,313,603
U.S. Treasury Note...................................................       5.50         05/31/00         500,000        499,484
U.S. Treasury Note...................................................       5.75         10/31/00       2,350,000      2,343,440
U.S. Treasury Note...................................................       5.75         11/15/00       3,750,000      3,739,402
U.S. Treasury Note...................................................       4.88         03/31/01       1,250,000      1,230,662
U.S. Treasury Note...................................................       6.38         03/31/01          50,000         50,114
U.S. Treasury Note...................................................       5.88         11/30/01       2,600,000      2,582,547
U.S. Treasury Note...................................................       6.13         12/31/01       1,000,000        997,501
U.S. Treasury Note...................................................       6.63         04/30/02       3,000,000      3,021,712
U.S. Treasury Note...................................................       6.00         07/31/02         100,000         99,406
U.S. Treasury Note...................................................       5.50         01/31/03         500,000        488,400
Victoria Steamship Corp..............................................       6.85         11/15/03         167,464        166,561
----------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations (Cost $23,237,936)..............................................   22,988,727
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.9% of portfolio)
Albany NY Industrial Development Authority...........................       7.29         08/01/04         160,000        160,688
Fairfax County VA Redevelopment & Housing Authority..................       7.29         08/01/04         155,000        155,667
----------------------------------------------------------------------------------------------------------------------------------
      Total Municipal Bonds (Cost $318,187)........................................................................      316,355
----------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT (4.9% of portfolio)
Vanguard Money Market Reserves U.S. Treasury.........................       4.96 (b)                                   1,660,851
----------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $1,660,851).................................................................    1,660,851
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $34,587,531) - 100%..........................................................  $34,177,680
==================================================================================================================================


(a) 144A security
(b) One day yield at December 31, 1999.
(c) Variable coupon rate as of December 31, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                              INTEREST              MATURITY         FACE
                                                                RATE                  DATE          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (42.7% of portfolio)
BASIC INDUSTRIES - 9.2%
  Archer Daniels Midland Co. ..............................     0.00 % (a)          05/01/02     $  225,000    $  191,531
  Armstrong World Industries, Inc..........................     6.35                08/15/03        500,000       480,625
  Caterpillar, Inc.........................................     7.98                01/14/02        800,000       811,000
  Corning Glassworks, Inc. ................................     7.10                08/14/00        100,000       100,375
  Corning, Inc.............................................     8.25                03/15/02        250,000       255,450
  Corning, Inc.............................................     6.00                08/15/03        500,000       481,875
  Dow Chemical Co..........................................     9.35                03/15/02      1,138,000     1,141,364
  Dow Chemical Co..........................................     8.63                04/01/06        150,000       159,308
  Eastman Kodak Co.........................................     9.38                03/15/03        250,000       263,620
  General Foods Corp.......................................     6.00                06/15/01        374,000       366,987
  General Motors Corp......................................     9.13                07/15/01        200,000       206,250
  Honeywell International, Inc.............................     0.00 (a)            08/15/00      1,528,000     1,464,130
  Honeywell International, Inc.............................     0.00 (a)            08/01/01        490,000       440,387
  Honeywell International, Inc.............................     9.88                06/01/02        150,000       159,375
  McKesson Corp............................................     4.50                03/01/04        345,000       293,250
  Monsanto Co. (b).........................................     5.38                12/01/01        500,000       486,250
  Nabisco, Inc.............................................     8.00                01/15/00        338,000       338,000
  Occidental Petroleum Corp................................     6.50                04/01/05        500,000       477,245
  Occidental Petroleum Corp................................     6.75                11/15/02      1,000,000       981,960
  PHH Corp. ...............................................     7.02                11/09/01      1,250,000     1,250,440
  Phillip Morris, Inc. ....................................     6.00                07/15/01      2,375,000     2,327,500
  Rohm & Haas Co. .........................................     9.88                09/01/00        195,000       198,656
  Ryder System, Inc........................................     7.56                08/15/00         85,000        85,319
  TRW Inc.  ...............................................     6.50                06/01/02      1,000,000       981,184
  United Technologies Corp. ...............................     6.40                09/15/01        500,000       497,277
  Xerox Corp...............................................     6.60 (c)            10/23/01      1,250,000     1,253,565
------------------------------------------------------------------------------------------------------------------------------
      Total Basic Industries.................................................................................  15,692,923
------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 2.9%
Auto Parts
  Cooper Tire & Rubber Co..................................     7.25                12/16/02      1,000,000       988,750
Beverages
  Anheuser-Busch Cos., Inc.................................     6.90                10/01/02      1,717,000     1,706,818
Recreation
  Walt Disney Co. (b)......................................     4.20                03/15/01      1,250,000     1,216,736
Retail
  Sears Roebuck Acceptance Corp............................     8.17                01/14/02        100,000       101,625
  Sears Roebuck Acceptance Corp............................     6.80                10/09/02        900,000       880,875
------------------------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods.......................................................................   4,894,804
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                              INTEREST             MATURITY              FACE
                                                                RATE                 DATE               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.6%
Healthcare
  American Hospital Supply Finance Corp. ...................   0.00% (a)           08/15/00          $1,030,000    $  985,607
------------------------------------------------------------------------------------------------------------------------------
      Total Consumer Services ..................................................................................      985,607
------------------------------------------------------------------------------------------------------------------------------
FINANCE - 16.0%
Banks
  BankAmerica Corp. ........................................   8.13                08/15/04             537,000       537,671
  Barclays N.A. Capital Corp................................   9.75                05/15/21             306,000       328,185
  Chemical New York Corp....................................   0.00 (a)            02/16/00             100,000        99,159
  CITICORP  ................................................   6.50                09/16/01              75,000        74,573
  Deutsche Bank Financial...................................   0.00 (a)            02/01/00             449,000       446,755
  First Chicago Corp. ......................................   6.33 (c)            07/28/03             175,000       174,537
  Irving Bank Corp. ........................................   8.50                06/01/02              60,000        60,054
  National City Bank of Cleveland...........................   7.10                09/25/12             800,000       754,393
Financial Services
  American Express Credit Corp. ............................   0.00 (a)            12/12/00             465,000       436,699
  American Express Credit Corp. ............................   6.25                08/10/05           1,100,000     1,094,721
  Associates Corp. of North America.........................   6.00                06/15/01           1,995,000     1,972,556
  AT&T Capital Corp. .......................................   7.50                11/15/00           1,000,000     1,006,962
  Bell Atlantic Financial Services, Inc. ...................   6.53                02/22/00           1,250,000     1,249,828
  Beneficial Corp. .........................................   9.50                03/08/01             450,000       461,812
  CIT Group, Inc. ..........................................   5.50                10/15/01           1,250,000     1,216,858
  CM International..........................................   0.00 (a)            09/11/00           1,925,000     1,844,496
  Capital One Bank..........................................   7.00                04/30/01             200,000       199,000
  First Interstate Bancorp. ................................  10.83                03/19/01             725,000       756,417
  GATX Capital Corp. .......................................   6.36                12/16/02             450,000       433,125
  General Electric Capital Corp. ...........................   5.50                11/01/01             153,000       149,557
  General Motors Acceptance Corp. ..........................   6.50 (c)            12/03/01           1,250,000     1,254,855
  General Motors Acceptance Corp. ..........................   5.50                01/14/02             500,000       485,000
  Goldman Sachs Group.......................................   5.90                01/15/03           1,000,000       960,000
  Heller Financial, Inc. ...................................   6.51 (c)            09/25/00           1,000,000     1,001,675
  Household Finance Corp. ..................................   6.36 (c)            08/01/01           1,000,000     1,000,068
  Household Finance Corp. ..................................   6.13                07/15/12             315,000       306,583
Household Finance Corp. ....................................   6.08                03/08/06             422,500       405,904
  Merrill Lynch & Co. ......................................   5.71                01/15/02           1,250,000     1,218,750
  NationsBank Corp. ........................................   7.23                08/15/12             200,000       189,741
  NationsBank Corp. ........................................   6.83                11/10/05           1,000,000       972,500
  Norwest Financial Inc. ...................................   5.50                03/19/01           1,000,000       983,321
  Salomon, Inc. ............................................   7.30                05/15/02             400,000       402,000
  Transamerica Financial Corp. .............................   7.68                03/16/00             500,000       501,594
  Transamerica Financial Corp. .............................   6.60                03/20/01             250,000       248,477

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                              INTEREST     MATURITY              FACE
                                                                RATE         DATE               AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------
Financial Services - continued
  Transamerica Financial Corp. .............................   6.13 %      11/01/01          $  750,000          $  737,475
  Xtra, Inc. ...............................................   7.80        02/03/03             500,000            497,500
Insurance
  Liberty Mutual Capital Corp. (b)..........................   7.98        12/01/02             500,000             508,595
  Liberty Mutual Capital Corp. (b)..........................   8.10        01/14/05           1,250,000           1,265,625
  St. Paul Co., Inc. .......................................   6.40        08/18/03             500,000             485,000
Security & Commodity Brokers
  Lehman Brothers, Inc. ....................................   6.00        02/26/01             500,000             494,375
------------------------------------------------------------------------------------------------------------------------------
       Total Finance......................................................................................       27,216,396
------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION  - 5.0%
Airlines
  Delta Airlines, Inc. .....................................   9.60        05/26/00              50,000              50,491
Railroad
  Burlington Northern & Santa Fe Railway....................   5.51        05/01/01           1,000,000             979,061
  Consolidated Rail Corp. ..................................   6.89        07/01/00             100,000             100,250
  CSX Corp. ................................................   9.50        08/01/00             500,000             507,500
  CSX Corp. ................................................   5.45        04/15/01           1,250,000           1,227,354
  Norfolk & Western Railway.................................   8.13        11/15/00             100,000             100,852
  Norfolk Southern Corp. ...................................   6.40        06/15/01             500,000             495,184
  Norfolk Southern Corp. ...................................   5.37        07/15/04             900,000             825,750
  Union Pacific Co. ........................................   9.95        11/01/00             291,000             297,547
  Union Pacific Co. ........................................   6.12        02/01/04             125,000             117,721
  Union Pacific Railroad Co. ...............................   7.06        05/15/03           1,400,000           1,387,750
  Union Tank Car Co. .......................................   6.00        03/15/02           1,500,000           1,465,995
  Union Tank Car Co. .......................................   6.63        10/03/04           1,000,000             967,636
------------------------------------------------------------------------------------------------------------------------------
      Total Transportation................................................................................        8,523,091
------------------------------------------------------------------------------------------------------------------------------

UTILITIES - 9.0%
Electric & Gas
  Cleveland Electric Illuminating Co. ......................   7.63        08/01/02             100,000             100,140
  DTE Capital Corp. (b).....................................   6.17        06/15/38             915,000             879,776
  Duke Capital Corp. .......................................   7.25        10/01/04           1,000,000             993,750
  Duquesne Light Co. .......................................   6.63        06/15/04              32,000              31,960
  Duquesne Light Co. .......................................   6.63        06/15/04             150,000             149,438
  Energy Acquisition Corp. .................................   6.15        03/01/02           1,000,000             981,250
  Florida Power and Light Co. ..............................   6.63        02/01/03             200,000             196,986
  Idaho Power Co. ..........................................   8.65        01/01/00             300,000             300,000
  Michigan Consolidated Gas Co. ............................   5.75        05/01/01           1,301,000           1,284,372
  New Orleans Public Service Co. ...........................   7.00        03/01/03             500,000             509,375

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
Electric & Gas - continued
  Northern Indiana Public Service Co..............................7.50 %          04/01/02       $  858,000     $    864,015
  Northern Indiana Public Service Co..............................7.53            07/08/15          500,000          474,695
  Niagara Mohawk Power Corp.......................................5.88            09/01/02        1,000,000          971,460
  Pacific Gas & Electric Co.......................................6.63            06/01/00          310,000          309,612
  Pacific Gas & Electric Co.......................................6.75            12/01/00          626,000          629,130
  Potomac Electric Power Co.......................................6.00            04/01/04        1,500,000        1,426,371
  Public Service Electric & Gas Co................................6.00            05/01/00          682,000          680,295

Telephone
  AT&T Corp.......................................................8.25            01/11/00          100,000          100,026
  AT&T Corp.......................................................8.20            02/15/05        1,037,000        1,039,593
  NYNEX Corp......................................................9.55            05/01/10          159,372          170,942
  Pacific Telephone & Telegraph Co................................4.63            05/01/00          228,000          226,575
  Pacific Telephone & Telegraph Co................................6.00            11/01/02          676,000          656,565
  Pacific Telephone & Telegraph Co................................6.50            07/01/03        1,414,000        1,378,650
  Southwestern Bell Telephone Co..................................5.88            06/01/03          500,000          481,875
  Southwestern Bell Telephone Co. ................................5.75            09/01/04          500,000          473,045
-----------------------------------------------------------------------------------------------------------------------------
      Total Utilities ............................................................................................15,309,896
-----------------------------------------------------------------------------------------------------------------------------
      Total Corporate Bonds (Cost $73,709,057) ...................................................................72,622,717
-----------------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS (0.2% of portfolio)
Hydro-Quebec......................................................6.50            07/16/03          100,000           97,679
Hydro-Quebec......................................................6.27            01/03/26           80,000           77,900
Trans-Canada Pipelines ...........................................6.77            04/30/01          150,000          149,063
-----------------------------------------------------------------------------------------------------------------------------
      Total Foreign Bonds (Cost $325,637) ...........................................................................324,642
-----------------------------------------------------------------------------------------------------------------------------


ASSET BACKED SECURITIES (19.5% of portfolio)
American Express Master Trust 93-1................................5.38            07/15/01          570,000          566,345
Americredit Automobile Receivables Trust 98-B.....................6.06            12/12/02          500,000          490,270
Americredit Automobile Receivables Trust 99-A.....................5.88            12/05/05        1,850,000        1,807,357
Arcadia Automobile Receivables Trust 97-C.........................6.55            06/15/05          440,000          430,596
Arcadia Automobile Receivables Trust 98-B A3......................5.95            11/15/02          200,000          199,032
Arcadia Automobile Receivables Trust 98-B A4......................6.00            11/15/03        1,250,000        1,231,575
Arcadia Automobile Receivables Trust 99-A A5......................6.12            12/15/06        1,500,000        1,455,090
Auto Leasing Investors 97-A5 (b)..................................6.08            02/13/04          725,000          693,281
Banc One Auto Grantor Trust 97-A..................................6.27            11/20/03          136,855          136,520
Capital Auto Receivables Asset Trust 99-1.........................5.58            06/15/02          625,000          618,002
Centerior Energy Receivables Master Trust 96-1....................7.20            04/15/02           90,000           90,503
Champion Auto Trust 98-A..........................................6.11            10/15/02          649,638          649,638
Chase Manhattan Auto Owner Trust 97-B.............................6.35            02/15/01           14,943           14,906
Chase Manhattan Grantor Trust 92-4 A1 ............................5.80            02/17/03          100,000           97,650

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
CIT RV Trust 94-A.................................................4.90 %          07/15/09       $   72,102       $   69,874
Citibank Credit Card Master Trust 96-1............................0.00 (a)        02/07/03          340,000          315,776
Citibank Credit Card Master Trust 97-3............................6.84            02/10/04          800,000          799,024
Citibank Credit Card Master Trust 97-7............................6.35            08/15/02          110,000          109,934
Copelco Capital Funding Corp. 96-A................................6.34            07/20/04           71,068           70,996
Copelco Capital Funding Corp. 97-A................................6.47            04/20/05          300,000          298,379
CPS Auto Trust 97-2...............................................6.65            10/15/02          100,365          100,314
CPS Auto Trust 98-1...............................................6.00            08/15/03        1,772,852        1,754,872
CPS Auto Trust 96-1...............................................6.40            08/15/01          788,773          787,321
CTB Auto Grantor Trust 97-A (b)...................................6.50            09/15/03           68,328           68,285
Discover Card Trust 97-2..........................................6.79            04/16/10        1,250,000        1,230,700
Discover Card Trust 99-2..........................................5.90            10/15/04        1,500,000        1,468,050
First Bank Corporate Card Master Trust 97-1.......................6.40            02/15/03           70,000           69,315
Felco Funding II LLC 98-1 A1 (b)..................................5.97            10/15/00           89,341           89,344
Felco Funding II LLC 98-1 A2 (b)..................................5.98            09/15/01          300,000          299,073
First Chicago Master Trust 97-T...................................6.53 (c)        10/15/02          260,000          260,263
First Merchants Auto Trust 96-C...................................6.15            07/15/01           76,466           76,430
First Security Auto Grantor Trust 97-B............................6.10            04/15/03          193,002          192,562
First Security Auto Grantor Trust 98-A............................5.97            04/15/04          647,284          646,126
First Security Auto Grantor Trust 99-1............................5.58            06/15/03          440,000          430,157
Ford Credit Auto Owner Trust 98-A.................................5.65            10/15/01           49,654           49,573
Franklin Auto Trust 98-1..........................................5.65            01/17/06        1,000,000          984,400
Green Tree Lease Finance 97-1.....................................6.17            09/20/05          394,501          394,079
Green Tree Lease Finance 98-1.....................................5.60            07/20/02          370,000          366,529
Heller Equipment Asset Recievables Trust 97-1.....................6.39            05/25/05          228,094          227,658
Honda Auto Receivables Grantor Trust 97-A.........................5.85            02/15/03          284,164          281,590
Honda Auto Receivables Grantor Trust 97-B.........................5.95            05/15/03          379,328          378,632
Household Affinity Credit Card Master Trust 93-2..................5.60            05/15/02           91,667           91,406
Hyundai Auto Receivables Trust 98-A A2............................6.05            07/15/04          200,000          195,661
J.C. Penney Master Credit Card Trust C............................9.63            06/15/00          750,000          758,052
John Deere Owner Trust 99-A.......................................5.94            10/15/02        2,500,000        2,465,525
Key Auto Finance Trust 97-2.......................................6.15            10/15/01          491,471          491,535
Metlife Capital Equipment Loan Trust 97-A.........................6.85            05/20/08        2,800,000        2,780,428
Metris Master Trust 97-1..........................................6.87            10/20/05        1,505,000        1,506,881
Navistar Financial Corp. Owner Trust 96-A.........................6.35            11/15/02           87,400           87,354
New Court Equipment Trust Securities 98-1.........................5.24            12/20/02          465,000          459,904
Nissan Auto Receivables Grantor Trust 97-A........................6.15            02/15/03          106,592          107,597
Olympic Automobile Receivables Trust 95-C.........................6.20            01/15/02           46,396           46,315
Olympic Automobile Receivables Trust 95-D.........................6.15            07/15/01          100,378          100,380
Olympic Automobile Receivables Trust 96-A.........................5.85            07/15/01          151,828          151,769
Olympic Automobile Receivables Trust 96-C.........................6.80            03/15/02          472,600          473,583
Onyx Acceptance Grantor Trust 96-1 ...............................5.40            05/15/01           29,704           29,658

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
Onyx Acceptance Grantor Trust 98-A................................5.85 %          08/15/02      $   595,605     $    593,652
Onyx Acceptance Auto Trust Ser. 97-4..............................6.30            05/15/04           94,033           93,573
PNC Student Loan Trust I 97-2.....................................6.45            01/25/02          290,000          288,605
PNC Student Loan Trust I 97-C.....................................6.57            01/25/04          125,000          121,022
Pemex Finance LTD (b).............................................6.13            11/15/03          500,000          487,710
Premier Auto Trust 96-2...........................................6.58            10/06/00           11,219           11,220
Railcar Trust 92-1................................................7.75            06/01/04           65,382           66,477
Sears Credit Account Master Trust 98-1............................5.80            08/15/05          450,000          444,685
Spiegel Master Trust 94-B.........................................8.15            06/15/04          100,000          100,530
Union Acceptance Corp. 95-C.......................................6.40            10/10/02          115,606          115,280
Union Acceptance Corp. 95-D.......................................5.97            01/07/03           97,148           96,631
Union Acceptance Corp. 98-D A3....................................5.75            06/09/03          100,000           97,549
Union Acceptance Corp. 98-D A4....................................5.81            03/08/04          450,000          439,470
Western Financial Grantor Trust 95-4..............................6.20            02/01/02          131,432          131,425
WFS Financial Owner Trust 97-D ...................................6.25            03/20/02           75,775           75,784
-----------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $33,600,126) ...........................................................33,209,682
-----------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (24.9% of portfolio)
Aames Mortgage Trust 98-A.........................................6.65 (c)        03/15/28          527,776          528,462
Advanta Home Equity Loan Trust 92-3...............................6.05            09/25/08           97,039           94,396
Advanta Home Equity Loan Trust 92-4...............................7.20            11/25/08           56,328           55,906
Advanta Home Equity Loan Trust 93-2...............................6.15            10/25/09           56,250           55,312
Advanta Mortgage  Loan Trust 93-3 A1..............................4.90            01/25/10           48,842           47,707
Advanta Mortgage Loan Trust 93-3 A3...............................4.75            02/25/10          116,839          115,562
Advanta Mortgage Loan Trust 93-4..................................5.70            03/25/25          189,959          181,992
Advanta Mortgage Loan Trust 94-1 A1...............................6.30            07/25/25          324,586          317,302
Advanta Mortgage Loan Trust 94-1 A2...............................6.30            07/25/25          499,341          490,173
AFC Home Equity Loan Trust 92-4...................................6.20            10/11/07           34,969           34,570
American Business Financial Services 96-2.........................7.53            02/15/28          316,412          315,975
Amresco Residential Securities Mortgage Loan Trust 96-3...........7.55            02/25/23           92,003           92,347
Bear Stearns Secured Investors Trust 87-2.........................9.95            10/20/18           80,940           85,487
Chase Mortgage Finance Corp. 93-G.................................7.00            04/25/01           20,198           20,123
Chase Mortgage Finance Corp. 93-N.................................6.75            11/25/24          260,453          256,588
Chase Mortgage Finance Corp. 94-B.................................6.75            02/25/25          255,235          253,671
Chase Mortgage Finance Corp. 94-L.................................7.50            11/25/10          250,000          249,558
Chase Mortgage Finance Corp. 98-S4................................6.90            08/25/28          691,099          609,991
Chemical Mortgage Acceptance Corp. 88-2...........................6.66 (c)        05/25/18          205,666          204,576
Citibank N.A. 86-4...............................................10.00            11/25/16           81,390           81,688
CITICORP Mortgage Securities, Inc. 88-11..........................6.44 (c)        08/25/18          526,652          517,261
CITICORP Mortgage Securities, Inc. 88-17..........................6.73 (c)        11/25/18          564,771          560,766
CITICORP Mortgage Securities, Inc. 92-16..........................7.50            09/25/22           28,874           28,422
CITICORP Mortgage Securities, Inc. 98-6 ..........................6.80            07/25/28          173,944          163,489

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
CITICORP Mortgage Securities, Inc. 97-3...........................7.00 %          08/25/27       $  933,631       $  931,026
CITICORP Mortgage Trust 3.........................................9.00            01/25/20          100,000           99,587
CMC Securities Corp. 92-D.........................................7.80 (c)        12/25/23           17,433           17,597
CMC Securities Corp. 93-E.........................................6.50            11/25/08          903,683          874,503
CMO Trust 15......................................................5.00            03/20/18           40,891           38,902
CMO Trust 17......................................................7.25            04/20/18           32,891           32,801
CMO Trust 27......................................................7.25            04/23/17          163,624          160,272
Corestates Home Equity Trust 94-1.................................6.65            05/15/09          220,766          218,364
Countrywide Asset-Backed Certificates 96-1........................6.53            02/25/14           19,189           19,105
Countrywide Funding Corp. 87-2....................................7.14 (c)        02/25/18          196,645          196,445
Countrywide Home Loans 97-1.......................................7.50            03/25/27        2,860,667        2,857,068
CS First Boston Mortgage Securities Corp. 96-2....................6.62            02/25/18          139,497          135,399
DLJ Mortgage Acceptance Corp. 91-3................................6.59 (c)        02/20/21          678,793          671,990
DLJ Mortgage Acceptance Corp. 95-8................................7.25            11/25/25          101,508          101,110
Equivantage Home Equity Loan Trust 95-2...........................6.85            05/25/22          256,573          255,264
Federal Deposit Insurance Credit Corp. 96-C1......................6.75            05/25/26          382,881          376,794
FHLMC 135  .......................................................8.75            05/15/00            3,210            3,194
FHLMC 144  .......................................................8.75            06/15/00            2,205            2,194
FHLMC 1574 .......................................................6.50            09/15/22           25,225           24,865
FHLMC 1662 .......................................................6.25            01/15/09           46,396           46,102
FHLMC 1663 .......................................................7.00            07/15/23           27,256           26,650
FHLMC 1714 .......................................................7.00            10/15/22           77,429           75,725
FHLMC 2035 .......................................................6.85            12/25/27           55,216           50,575
FHLMC 218209......................................................8.50            06/01/02           33,071           33,784
FNMA G92-44 D.....................................................8.00            12/25/20           58,014           57,797
FNMA REMIC 92-203.................................................6.50            11/25/07           40,987           40,595
FNMA REMIC 93-140.................................................7.00            07/25/12           53,854           52,998
FNMA REMIC 93-68..................................................6.00            05/25/08           50,721           46,885
FNMA REMIC 94-4...................................................6.50            12/25/06           69,227           68,991
Federal National Mortgage Association 99-8........................6.50            11/25/19          686,123          634,980
First Alliance Mortgage Loan Trust 94-1...........................5.85            04/25/25          340,608          322,180
First Alliance Mortgage Loan Trust 94-3...........................7.83            10/25/25           54,241           54,308
First Greensboro Home Equity Loan Trust 98-1......................6.55            12/25/29        1,000,401          977,622
First Plus Home Loan Trust 97-1...................................6.60            07/10/10           51,377           51,399
First Plus Home Loan Trust 97-2...................................6.82            04/10/23           89,997           89,861
First Plus Home Loan Trust 97-3...................................7.22            11/10/20        1,000,000          993,930
First Plus Home Loan Trust 98-1...................................6.04            10/10/13          395,252          394,097
First Plus Home Loan Trust 98-2...................................6.32            11/10/13          531,238          529,448
First Plus Home Loan Trust 98-4...................................6.51 (c)        01/10/11           19,592           19,604
First Plus Home Loan Trust 97-3...................................6.86            10/10/13          800,000          797,967
First Plus Home Loan Trust 97-4...................................6.82            10/10/18          200,000          192,624
Fleetwood Credit Corp. Grantor Trust 93-A ........................6.00            01/15/08          146,314          143,754

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Fremont Home Loan Owners Trust 99-2...............................7.28 %          06/25/29       $1,382,090       $1,378,234
Fund America Investors Corp. 91-1.................................7.95            10/20/21          393,200          392,726
GE Capital Mortgage Services, Inc. 94-1...........................6.50            03/25/24          125,000          122,920
GE Capital Mortgage Services, Inc. 94-13..........................6.50            04/25/24          599,028          592,580
GE Capital Mortgage Services, Inc. 97-4...........................7.50            05/25/27          500,000          500,100
GE Capital Mortgage Services, Inc. 98-8...........................6.20            04/25/28        1,000,000          943,400
GMBS Certificates 89-1............................................9.50            12/25/19           82,844           82,504
GNMA 99-27 .......................................................7.50            08/16/27        2,296,686        2,284,146
GNMA 97-18 .......................................................6.90            02/20/23          662,928          651,678
Green Tree Financial Corp. 97-6...................................6.47            01/15/29        1,835,732        1,822,674
Green Tree Financial Corp. 95-7...................................6.70            11/15/26           85,273           85,309
Green Tree Home Equity Loan Trust 98-C............................6.03            07/15/29          152,111          151,873
Housing Securities Inc. 94-1......................................7.50            03/25/09          137,449          138,188
Housing Securities Inc. 92-EA.....................................7.50            10/25/07          451,000          451,848
Housing Securities Inc. 94-2......................................6.50            07/25/09          136,511          132,899
ICI Funding Secured Assets Corp. 97-2.............................7.85            07/25/28           72,977           72,634
Independent National Mortgage Corp. 96-E..........................6.93            05/25/26          216,750          215,552
Master Financial Asset Securitization Trust 98-2..................6.34            10/20/12        1,000,000          990,300
Mego Mortgage Home Loan Trust 97-4................................6.77            09/25/23          833,246          827,777
Merrill Lynch Mortgage Investors, Inc. 94-A.......................6.36 (c)        02/15/09           94,159           92,059
Mid State Trust 3 A...............................................7.63            04/01/22           61,865           61,932
Morgan Stanley Capital I 97-ALIC A1B..............................6.44            11/15/02          423,393          418,325
Morgan Stanley Capital I 97-ALIC A2...............................5.99            03/15/05          306,952          295,742
Mortgage Obligation Structured Trust 93-1.........................6.85            10/25/18          182,160          181,564
New Century Home Equity Loan Trust 97-NC6.........................7.01            05/25/26          165,000          162,230
Nomura Asset Securities Corp. 94-4B...............................8.30            09/25/24           19,583           19,759
Norwest Asset Securities Corp. 97-10..............................7.00            08/25/27          489,130          465,165
Norwest Asset Securities Corp. 98-2...............................6.50            02/25/28          335,710          318,833
Oakwood Mortgage Investors, Inc. 96-B.............................7.10            10/15/26          798,393          799,117
Prudential Home Mortgage Securities 91-9..........................7.23 (c)        08/25/21            1,380            1,373
Prudential Home Mortgage Securities 93-9..........................7.05            03/25/08          156,495          156,062
Prudential Home Mortgage Securities 93-29.........................6.75            08/25/08           13,071           13,023
Prudential Home Mortgage Securities 93-41.........................6.00            10/25/00           14,034           13,938
Residential Asset Securities Corp. 98-KS2.........................6.24            02/25/17          325,000          319,673
Residential Funding Mortgage Securities I 93-S25..................6.50            07/25/08           14,628           14,567
Residential Funding Mortgage Securities I 97-S13..................7.25            09/25/27          115,463          115,232
Resolution Trust Corp. 92-2.......................................7.89 (c)        08/25/21          133,953          133,415
Ryland Mortgage Securities Corp. 93-4.............................7.50            08/25/24           70,173           69,558
Salomon Brothers Mortgage Securities 96-LB2.......................7.25            10/25/26           60,518           60,327
Salomon Brothers Mortgage Securities 97-LB2.......................6.82            12/25/27          165,000          162,159
Saxon Asset Securities Trust 98-3.................................6.37            07/25/13          784,381          781,195
Saxon Asset Securities Trust 98-2 ................................6.22            03/25/18          168,881          167,704

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Securitized Asset Sales, Inc. 93-8................................7.29 % (c)      12/26/23       $  112,857     $    110,659
Southern Pacific Secured Assets Corp. 98-1........................6.27            02/25/18          450,000          444,861
Southern Pacific Secured Assets Corp. 98-H1.......................6.41            01/25/29        1,250,000        1,237,463
Structured Mortgage Asset Residential Trust 93-5..................6.57 (c)        06/25/24           44,516           42,125
TMS Home Equity Trust 93-C........................................5.75            10/15/22           60,031           58,915
TMS Home Equity Trust 93-D........................................5.68            02/15/09           53,209           51,368
TMS Home Equity Trust 94-D........................................8.93            06/15/22          393,000          401,995
TMS Home Equity Trust 96-B A7.....................................7.55            02/15/20          360,000          362,951
TMS Home Equity Trust 96-B A10....................................6.78 (c)        10/15/27          180,722          180,152
TMS Home Equity Trust 96-C........................................7.69            05/15/24          394,000          390,687
TMS Home Equity Trust 97-A........................................7.24            05/15/28          263,000          259,218
TMS Home Equity Trust 97-C........................................6.59            02/15/15          541,000          538,740
UCFC Home Equity Loan 95-A1.......................................8.55            01/10/20          550,000          554,147
UCFC Home Equity Loan 96-C1.......................................7.15            12/15/13           90,195           89,965
UCFC Home Equity Loan 96-C1.......................................7.83            01/15/28          405,000          396,288
UCFC Home Equity Loan 98-C1.......................................5.96            05/15/20          400,000          382,672
UCFC Home Equity Loan 98-A........................................6.49            04/15/24          484,000          474,291
UCFC Home Equity Loan 98-B........................................6.27            11/15/24          500,000          480,590
UCFC Manufactured Housing Contract 98-2...........................6.16            08/15/19        1,000,000          950,720
UCFC Manufactured Housing Contract 97-3...........................6.36            02/15/11          110,356          109,974
Vanderbilt Mortgage Finance 95-B..................................6.68            05/07/06           88,335           87,140
Zions Home Refinance Loan Trust 93-1 .............................5.15            09/25/03           20,976           20,329
-----------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $42,926,775) ........................................................42,365,224
-----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.8% of portfolio)
Banco Centroamericano Promissory Note.............................5.78            05/30/01          588,900          583,367
Chattanooga Valley Corp...........................................0.00 (a)        01/01/01          256,000          240,000
Chattanooga Valley Corp...........................................0.00 (a)        07/01/01          204,000          184,224
Federal Farm Credit Bank..........................................5.90            08/06/01        1,000,000          990,105
Federal Home Loan Bank............................................6.81            09/27/04        1,000,000          987,128
Federal Home Loan Mortgage Corp...................................5.87            07/16/01        2,000,000        1,979,935
Federal Home Loan Mortgage Corp...................................6.00            01/12/04        1,250,000        1,208,891
Federal Home Loan Mortgage Corp...................................6.82            07/06/04        1,000,000          982,314
Federal National Mortgage Assn....................................5.95            03/13/02        1,500,000        1,477,875
Federal National Mortgage Assn....................................6.20            07/07/03        1,250,000        1,214,838
Federal National Mortgage Assn....................................6.00            03/01/04          500,000          482,335
Federal National Mortgage Assn....................................6.07            05/05/04        1,750,000        1,689,621
Government Export Trust 93-1......................................6.00            03/15/05          306,250          301,387
Small Business Administration 92-10...............................7.15            09/01/02           22,300           22,297
U.S. Treasury Note................................................7.13            02/29/00          250,000          250,814
U.S. Treasury Note................................................6.38            05/15/00          800,000          802,053
U.S. Treasury Note ...............................................5.75            10/31/00        2,250,000        2,243,719

SHORT-TERM BOND FUND

DECEMBER 31, 1999

                                                                INTEREST          MATURITY          FACE
                                                                  RATE              DATE            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - CONTINUED
U.S. Treasury Note................................................6.38 %          03/31/01       $  500,000     $    501,146
U.S. Treasury Note................................................5.88            11/30/01        1,750,000        1,738,253
U.S. Treasury Note ...............................................6.00            07/31/02          500,000          497,031
-----------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations (Cost $18,610,535) ............................................18,377,333
-----------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.7% of portfolio)
Rhode Island Housing & Mortgage Finance Corp......................6.62            04/01/02           55,000           54,381
Westmoreland County, PA ..........................................0.00 (a)        08/15/00        1,200,000        1,151,820
-----------------------------------------------------------------------------------------------------------------------------
      Total Municipal Bonds (Cost $1,207,476) .....................................................................1,206,201
-----------------------------------------------------------------------------------------------------------------------------

CORPORATE MASTER NOTE (1.2% of portfolio)
Associates Corp. of North America ................................5.07 (c)                        2,060,000        2,060,000
-----------------------------------------------------------------------------------------------------------------------------
      Total Corporate Master Note (Cost $2,060,000) ...............................................................2,060,000
-----------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank & Trust SSgA Fund ..............................5.35 (d)                                             4,530
-----------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $4,530) ........................................................................4,530
-----------------------------------------------------------------------------------------------------------------------------

      TOTAL INVESTMENTS IN SECURITIES (COST $172,444,136) - 100% ...............................................$170,170,329
=============================================================================================================================


(a) Zero coupon security, purchased at a discount.
(b) 144A security.
(c) Variable coupon rate as of December 31, 1999.
(d) One day yield at December 31, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999


EQUITY 500 INDEX PORTFOLIO

                                                                                   COST                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Common Stock (97.4%)......................................................      $4,809,122,710                $7,953,572,107

Short-Term Instruments (2.5%).............................................         200,811,727                   200,810,636
-----------------------------------------------------------------------------------------------------------------------------
      Total Investments in Securities (99.9%).............................       5,009,934,437                 8,154,382,743
-----------------------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities (0.1%) ......................................................................       10,714,139
-----------------------------------------------------------------------------------------------------------------------------
      NET ASSETS (100.0%) .................................................................................   $8,165,096,882
-----------------------------------------------------------------------------------------------------------------------------
STOCK INDEX FUND TOTAL INVESTMENTS IN
SECURITIES (0.102% OF PORTFOLIO)..........................................          $7,941,582                    $8,303,439
=============================================================================================================================


The Stock Index Fund's ownership interest in the Equity 500 Index Portfolio as of December 31, 1999 was 0.102%. Complete details relating to the investments of the Equity 500 Index Portfolio, along with the Portfolio's audited financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                                                                  SHARE                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (94.9% of portfolio)
BASIC INDUSTRIES - 15.7%
Aluminum
  Alcan Aluminum Ltd. ....................................................         231,200                      $  9,522,550
Chemicals
  Avery Dennison Corp. ...................................................         187,600                        13,671,350
Forest Products
  Pope & Talbot, Inc. ....................................................         140,500                         2,248,000
  Weyerhaeuser Co. .......................................................          96,500                         6,929,906
Packaging/Containers
  Bemis Co., Inc. ........................................................         374,800                        13,071,150
  Pactiv Corp. (a) .......................................................         301,200                         3,200,250
Paper
  Champion International Corp. ...........................................         114,000                         7,060,875
  International Paper Co..................................................         142,000                         8,014,125
-----------------------------------------------------------------------------------------------------------------------------
      Total Basic Industries ..............................................................................       63,718,206
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS - 5.8%
Construction Supplies & Fixtures
  Hughes Supply, Inc. ....................................................         356,800                         7,693,500
Industrial Machinery
  Applied Industrial Technologies, Inc. ..................................         541,700                         9,005,762
  Parker-Hannifin Corp....................................................         132,975                         6,823,280
-----------------------------------------------------------------------------------------------------------------------------
      Total Capital Goods .................................................................................       23,522,542
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLE GOODS - 9.7%
Auto Parts
  Cooper Tire & Rubber Co. ...............................................         507,000                         7,890,187
  Genuine Parts Co. ......................................................         325,300                         8,071,506
  Tenneco Automotive, Inc. ...............................................         117,740                         1,096,454
Household Appliances & Furnishings
  Juno Lighting, Inc. (a) ................................................          21,435                           222,388
  Maytag Corp. ...........................................................         241,400                        11,587,200
Housewares
  Oneida Ltd..............................................................         491,700                        10,694,475
-----------------------------------------------------------------------------------------------------------------------------
      Total Consumer Durable Goods ........................................................................       39,562,210
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 17.7%
Drugs & Health Care
  American Home Products Corp. ...........................................         120,000                         4,732,500
  Pharmacia & Upjohn, Inc. ...............................................         145,000                         6,525,000
  SmithKline Beecham Plc. ................................................          86,000                         5,541,625

VALUE FUND

DECEMBER 31, 1999

                                                                                  SHARE                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - continued
Food Processing
  J.M. Smucker Co. (Class B) .............................................         472,700                      $  7,681,375
Photography
  Eastman Kodak Co. ......................................................         104,500                         6,923,125
Retail
  Dillards Department Stores, Inc. .......................................         478,000                         9,649,625
  K Mart Corp. (a) .......................................................         605,700                         6,094,856
  Longs Drug Stores Corp. ................................................         276,700                         7,142,319
  May Department Stores Co. ..............................................         256,250                         8,264,063
  Ruddick Corp............................................................         609,200                         9,442,600
-----------------------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods ....................................................................       71,997,088
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES - 4.3%
Restaurants
  Brinker International, Inc. (a) ........................................         317,800                         7,627,200
  Wendy's International, Inc..............................................         470,200                         9,697,875
-----------------------------------------------------------------------------------------------------------------------------
      Total Consumer Services .............................................................................       17,325,075
-----------------------------------------------------------------------------------------------------------------------------

ENERGY - 8.3%
Domestic Oil
  Atlantic Richfield Co. .................................................          61,800                         5,345,700
International Oil
  Chevron Corp. ..........................................................          55,000                         4,764,375
  Texaco, Inc. ...........................................................          83,400                         4,529,663
Oil Well Services & Equipment
  Baker Hughes, Inc. .....................................................         365,000                         7,687,813
  Halliburton Co..........................................................         283,000                        11,390,750
-----------------------------------------------------------------------------------------------------------------------------
      Total Energy ........................................................................................       33,718,301
-----------------------------------------------------------------------------------------------------------------------------

FINANCE - 18.2%
Banks
  Bank One Corp. .........................................................         279,180                         8,951,209
  Bank of America Corp. ..................................................         195,100                         9,791,581
  BB&T Corp. .............................................................         124,800                         3,416,400
  Chase Manhattan Corp. ..................................................         128,400                         9,975,075
  Citigroup, Inc. ........................................................         226,875                        12,605,742
  Commerce Bancshares, Inc. ..............................................         306,598                        10,386,007

VALUE FUND

DECEMBER 31, 1999

                                                                                SHARES/
                                                                              FACE AMOUNT                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
FINANCE - continued
Insurance
  Allstate Corp. .........................................................         382,000shs.                 $   9,168,000
  Chubb Corp. ............................................................         111,000                         6,250,687
  Ohio Casualty Corp......................................................         230,400                         3,700,800
-----------------------------------------------------------------------------------------------------------------------------
      Total Finance       .................................................................................       74,245,501
-----------------------------------------------------------------------------------------------------------------------------

GENERAL BUSINESS - 3.9%
Business Services
  Deluxe Corp. ...........................................................         196,100                         5,380,494
  Donnelley, R.R. & Sons Co...............................................         414,300                        10,279,819
-----------------------------------------------------------------------------------------------------------------------------
      Total General Business...............................................................................       15,660,313
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - 1.3%
Computers & Business Equipment
  Xerox Corp..............................................................         231,000                         5,240,813
-----------------------------------------------------------------------------------------------------------------------------
      Total Technology    .................................................................................        5,240,813
-----------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION - 3.2%
Air Travel
  Southwest Airlines Co...................................................         807,600                        13,073,025
-----------------------------------------------------------------------------------------------------------------------------
      Total Transportation.................................................................................       13,073,025
-----------------------------------------------------------------------------------------------------------------------------

UTILITIES - 6.8%
Gas & Pipeline
  Questar Corp. ..........................................................         516,600                         7,749,000
  El Paso Energy Corp. ...................................................         213,000                         8,267,062
Telephone
  BellSouth Corp..........................................................         252,000                        11,796,750
-----------------------------------------------------------------------------------------------------------------------------
      Total Utilities .....................................................................................       27,812,812
-----------------------------------------------------------------------------------------------------------------------------
      Total Common Stock (Cost $308,238,925) ..............................................................      385,875,886
-----------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.3% of portfolio)
K Mart Corp., 7.75% Convertible Preferred.................................          25,200                         1,102,500
-----------------------------------------------------------------------------------------------------------------------------
      Total Preferred Stocks (Cost $1,281,750) ............................................................        1,102,500
-----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.2% of portfolio)
Merrill Lynch, 6.05%, due 01/20/00........................................      $5,000,000                         4,984,035
-----------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $4,984,035) ............................................................        4,984,035
-----------------------------------------------------------------------------------------------------------------------------

VALUE FUND

DECEMBER 31, 1999

                                                                              FACE AMOUNT                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE MASTER NOTE (3.6% of portfolio)
Associates Corp. of North America, 5.07% (b)..............................       $14,660,000                $     14,660,000
-----------------------------------------------------------------------------------------------------------------------------
      Total Corporate Master Note (Cost $14,660,000) ......................................................       14,660,000
-----------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank and Trust SSgA Fund, 5.35% (c)...........................................................            5,399
-----------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $5,399) ............................................................            5,399
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $329,170,109) - 100% ................................................     $406,627,820
=============================================================================================================================


(a) Non-income producing.
(b) Variable coupon rate at December 31, 1999.
(c) One day yield at December 31, 1999.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

SMALL COMPANY STOCK FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                                                                  SHARE                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.4% of portfolio)
BASIC INDUSTRIES - 1.3%
Forest Products
  Pope & Talbot, Inc......................................................           8,500                        $  136,000
-----------------------------------------------------------------------------------------------------------------------------
      Total Basic Industries ..............................................................................          136,000
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 31.7%
Construction Supplies & Fixtures
  Chicago Bridge & Iron Co. ..............................................          29,200                           401,500
  Hughes Supply, Inc. ....................................................          18,200                           392,437
Industrial Machinery
  Applied Industrial Technologies, Inc. ..................................          22,200                           369,076
  Flowserve Corp. ........................................................          17,500                           297,500
  Manitowoc Co., Inc. ....................................................          12,000                           408,000
  Regal-Beloit Corp. .....................................................          18,000                           371,250
Manufacturing-Diverse
  CLARCOR, Inc. ..........................................................          25,100                           451,800
  Lydall, Inc. (a) .......................................................          36,900                           244,463
  Standex International Corp..............................................          19,500                           408,281
-----------------------------------------------------------------------------------------------------------------------------
      Total Capital Goods .................................................................................        3,344,307
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLE GOODS - 7.2%
Auto Parts
  Cooper Tire & Rubber Co.................................................          20,800                           323,700
Household Appliances & Furnishings
  Juno Lighting, Inc. (a) ................................................             886                             9,192
Housewares
  Oneida Ltd..............................................................          19,900                           432,825
-----------------------------------------------------------------------------------------------------------------------------
      Total Consumer Durable Goods ........................................................................          765,717
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 25.9%
Cosmetics & Toiletries
  Alberto Culver Co. (Class A) ...........................................          20,000                           435,000
Food Processing
  J.M. Smucker Co. (Class B) .............................................          23,500                           381,875
Retail
  Charming Shoppes, Inc. (a) .............................................          86,000                           569,750
  Claire's Stores, Inc. ..................................................          22,500                           503,437
  Longs Drug Stores, Corp. ...............................................          15,900                           410,419
  Ruddick Corp............................................................          28,400                           440,200
-----------------------------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods ....................................................................        2,740,681
-----------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

DECEMBER 31, 1999

                                                                                  SHARE                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 3.2%
Restaurants
  CBRL Group, Inc.........................................................          34,500                      $    334,758
-----------------------------------------------------------------------------------------------------------------------------
      Total Consumer Services..............................................................................          334,758
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 3.4%
Oil Well Services & Equipment
  Helmerich & Payne, Inc..................................................          16,700                           364,269
-----------------------------------------------------------------------------------------------------------------------------
      Total Energy        .................................................................................          364,269
-----------------------------------------------------------------------------------------------------------------------------
FINANCE - 10.2%
Banks
  UMB Financial Corp. ....................................................          11,330                           427,707
  Valley National Bancorp ................................................           8,000                           224,000
Insurance
  Ohio Casualty Corp......................................................          26,200                           420,837
-----------------------------------------------------------------------------------------------------------------------------
      Total Finance       .................................................................................        1,072,544
-----------------------------------------------------------------------------------------------------------------------------
GENERAL BUSINESS - 7.5%
Commercial Printing
  Banta Corp. ............................................................          20,500                           462,531
Linen Supply
  Superior Uniform Group, Inc.............................................          36,400                           327,600
-----------------------------------------------------------------------------------------------------------------------------
      Total General Business...............................................................................          790,131
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.6%
Railroad
  Wisconsin Central Transportation Corp. (a)..............................          28,500                           382,969
-----------------------------------------------------------------------------------------------------------------------------
      Total Transportation.................................................................................          382,969
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 3.4%
Gas & Pipeline
  Questar Corp............................................................          23,700                           355,500
-----------------------------------------------------------------------------------------------------------------------------
      Total Utilities .....................................................................................          355,500
-----------------------------------------------------------------------------------------------------------------------------
      Total Common Stock (Cost $11,685,431) ...............................................................       10,286,876
-----------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY STOCK FUND

DECEMBER 31, 1999

                                                                              FACE AMOUNT                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE MASTER NOTE (2.6% of portfolio)
Associates Corp. of North America, 5.07% (b)..............................     $   275,000                     $     275,000
-----------------------------------------------------------------------------------------------------------------------------
      Total Corporate Master Note (Cost $275,000) .........................................................          275,000
-----------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT
State Street Bank & Trust SSgA Fund, 5.35% (c).............................................................            3,897
-----------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $3,897) ............................................................            3,897
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $11,964,328) - 100% .................................................    $  10,565,773
=============================================================================================================================


(a) Non-income producing.
(b) Variable coupon rate at December 31, 1999.
(c) One day yield at December 31, 1999.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 1999

                                                                                              SHORT-TERM
                                                                      DAILY INCOME            GOVERNMENT           SHORT-TERM
                                                                          FUND              SECURITIES FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost:
   $63,187,058; $34,587,531; $172,444,136) ......................     $63,187,058            $34,177,680        $170,170,329
Receivables
   Investment securities sold ...................................              --                     --                  --
   Dividends and interest .......................................         548,896                319,509           1,797,837
   Capital shares sold ..........................................          77,054                    304                 520
Prepaid expenses ................................................          14,430                 11,462              20,759
-------------------------------------------------------------------------------------------------------------------------------
Total assets ....................................................      63,827,438             34,508,955         171,989,445
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased ..............................              --                     --              28,725
   Accrued expenses .............................................          49,384                 24,678             118,418
   Due to RE Advisers ...........................................          32,206                 18,018              81,475
   Capital shares redeemed ......................................              --                     --              25,652
   Dividends ....................................................          11,862                  6,764              41,529
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities ...............................................          93,452                 49,460             295,799
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................     $63,733,986            $34,459,495        $171,693,646
===============================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ...........     $        --            $  (409,851)        $(2,273,807)
Accumulated net realized loss from investments and
   futures transactions .........................................              --                      --                  --
Paid-in-capital applicable to outstanding shares of
   63,733,986 of Daily Income Fund, 6,896,277 of
   Short-Term Government Securities Fund, and
   33,712,494 of Short-Term Bond Fund ...........................      63,733,986             34,869,346         173,967,453
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................     $63,733,986            $34,459,495        $171,693,646
===============================================================================================================================
NET ASSET VALUE PER SHARE .......................................           $1.00                  $5.00               $5.09
===============================================================================================================================

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 1999

                                                                                                                     SMALL
                                                                      STOCK INDEX               VALUE               COMPANY
                                                                          FUND                   FUND              STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $7,941,582;
   $329,170,109; $11,964,328) ...................................     $ 8,303,439           $406,627,820        $ 10,565,773
Receivables
   Investment securities sold ...................................              --                     --              89,922
   Dividends and interest .......................................              --                595,912               9,737
   Capital shares sold ..........................................          12,925                127,537                 229
Prepaid expenses ................................................             396                 33,533               8,577
-------------------------------------------------------------------------------------------------------------------------------
Total assets ....................................................       8,316,760            407,384,802          10,674,238
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased ..............................              --                     --                  --
   Accrued expenses .............................................           2,917                168,051              20,661
   Due to RE Advisers ...........................................           2,382                205,691               8,137
   Capital shares redeemed ......................................              --                124,260                  --
   Dividends ....................................................              --                584,705               8,348
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities ...............................................           5,299              1,082,707              37,146
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................     $ 8,311,461           $406,302,095        $ 10,637,092
===============================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ...........    $    361,857           $ 77,457,711        $(1,398,555)
Accumulated net realized loss from investments and
   futures transactions .........................................         (2,987)                     --                  --
Paid-in-capital applicable to outstanding shares of
   758,542 of Stock Index Fund,17,270,349 of Value
   Fund, and 1,278,057 of Small Company Stock Fund ..............       7,952,591            328,844,384          12,035,647
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................    $  8,311,461           $406,302,095        $ 10,637,092
===============================================================================================================================
NET ASSET VALUE PER SHARE .......................................          $10.96                 $23.53               $8.32
===============================================================================================================================

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                              SHORT-TERM
                                                                      DAILY INCOME            GOVERNMENT           SHORT-TERM
                                                                          FUND              SECURITIES FUND        BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .....................................................     $ 3,391,771            $ 1,668,992         $10,281,998
   Dividends ....................................................              --                     --                  --
-------------------------------------------------------------------------------------------------------------------------------
Total income ....................................................       3,391,771              1,668,992          10,281,998
-------------------------------------------------------------------------------------------------------------------------------

Expenses
   Management fees ..............................................         321,654                139,966             991,245
   Custodian and accounting fees ................................         101,244                 50,120             172,858
   Shareholder servicing ........................................          54,364                 34,850              79,704
   Communication ................................................          18,092                  7,990              30,086
   Registration expense .........................................          24,416                 21,611              33,006
   Legal and audit fees .........................................           7,853                  4,192              20,675
   Printing .....................................................           6,033                  2,908              14,403
   Insurance ....................................................           3,441                  1,545               9,025
   Other expenses ...............................................           3,553                  1,869               7,179
   Directors fees ...............................................           2,193                  1,034               5,487
   Administration fees ..........................................              --                     --                  --
-------------------------------------------------------------------------------------------------------------------------------

Total expenses ..................................................         542,843                266,085           1,363,668
-------------------------------------------------------------------------------------------------------------------------------

Less fees waived by RE Advisers .................................         (28,196)               (33,139)           (125,597)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses ....................................................         514,647                232,946           1,238,071
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ...........................................       2,877,124              1,436,046           9,043,927
-------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .........................              --                  7,990              41,847
Net change in unrealized appreciation (depreciation) ............              --               (569,413)         (3,686,363)
-------------------------------------------------------------------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS ..................................              --               (561,423)         (3,644,516)
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................     $ 2,877,124            $   874,623         $ 5,399,411
===============================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES

DECEMBER 31, 1999

                                                                                                                     SMALL
                                                                      STOCK INDEX               VALUE               COMPANY
                                                                          FUND                   FUND              STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .....................................................    $         --          $   1,473,650          $   27,438
   Dividends ....................................................           9,651              8,566,694             184,937
-------------------------------------------------------------------------------------------------------------------------------
Total income ....................................................           9,651             10,040,344             212,375
-------------------------------------------------------------------------------------------------------------------------------

Expenses
   Management fees ..............................................             610              2,518,296              83,106
   Custodian and accounting fees ................................              --                242,650              48,772
   Shareholder servicing ........................................           1,466                296,088              36,497
   Communication ................................................             279                128,176              10,035
   Registration expense .........................................              22                 39,648              15,764
   Legal and audit fees .........................................             635                 50,253               1,591
   Printing .....................................................             502                 38,411               1,627
   Insurance ....................................................              11                 25,860                 416
   Other expenses ...............................................              83                 19,540               1,297
   Directors fees ...............................................              34                 14,590                 339
   Administration fees ..........................................           1,871                     --                  --
-------------------------------------------------------------------------------------------------------------------------------
Total expenses ..................................................           5,513              3,373,512             199,444
-------------------------------------------------------------------------------------------------------------------------------

Less fees waived by RE Advisers .................................              --                     --             (51,178)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses ....................................................           5,513              3,373,512             148,266
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ...........................................           4,138              6,666,832              64,109
-------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments .........................          (2,987)            27,761,410             520,344
Net change in unrealized appreciation (depreciation) ............         361,857            (48,332,822)           (856,439)
-------------------------------------------------------------------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS ..................................         358,870            (20,571,412)           (336,095)
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...........    $    363,008           $(13,904,580)        $  (271,986)
===============================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                           SHORT-TERM
                                                                           GOVERNMENT                    SHORT-TERM
                                        DAILY INCOME FUND                SECURITIES FUND                 BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                      1999            1998              1999         1998             1999          1998
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income ...........  $ 2,877,124    $ 2,657,794    $ 1,436,046    $ 1,000,283    $  9,043,927    $  7,117,514
Net realized gain (loss)
   on investments ...............           --             --          7,990          7,472          41,847         141,690
Net change in unrealized
   appreciation (depreciation) ..           --             --       (569,413)        86,126      (3,686,363)        603,728
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations .......    2,877,124      2,657,794        874,623      1,093,881       5,399,411       7,862,932
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ...........   (2,877,124)    (2,657,794)    (1,436,046)    (1,000,283)     (9,043,927)     (7,117,514)
Net realized gain
   on investments ...............           --             --         (7,990)        (7,472)        (41,847)       (141,690)
-------------------------------------------------------------------------------------------------------------------------------

Total distributions
   to shareholders ..............   (2,877,124)    (2,657,794)    (1,444,036)    (1,007,755)     (9,085,774)     (7,259,204)
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS, NET..    5,156,838      5,543,754     11,098,783      7,657,272      29,029,639      36,848,869
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
   IN NET ASSETS ................    5,156,838      5,543,754     10,529,370      7,743,398      25,343,276      37,452,597

NET ASSETS
Beginning of year ...............   58,577,148     53,033,394     23,930,125     16,186,727     146,350,370     108,897,773
-------------------------------------------------------------------------------------------------------------------------------
END OF YEAR .....................  $63,733,986    $58,577,148    $34,459,495    $23,930,125    $171,693,646    $146,350,370
===============================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                             STOCK INDEX                                           SNALL COMPANY
                                                FUND                 VALUE FUND                      STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
                                               1999*              1999            1998            1999         1998**
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income ..................  $     4,138         $  6,666,832   $   6,538,859   $     64,109    $    39,002
Net realized gain (loss)
   on investments ......................       (2,987)          27,761,410      11,857,449        520,344         (1,709)
Net change in unrealized
   appreciation (depreciation) .........      361,857          (48,332,822)     12,942,414       (856,439)      (542,116)
-------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net
   assets from operations ..............      363,008          (13,904,580)     31,338,722       (271,986)      (504,823)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..................       (4,138)          (6,666,832)     (6,538,859)       (64,109)       (39,002)
Net realized gain  on investments ......           --          (27,761,410)    (11,857,449)      (518,635)            --
-------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders ....       (4,138)         (34,428,242)    (18,396,308)      (582,744)       (39,002)
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS, NET ........    7,952,591            5,632,971      57,438,372      3,929,793      8,105,854
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .......................    8,311,461          (42,699,851)     70,380,786      3,075,063      7,562,029

NET ASSETS
Beginning of year ......................           --          449,001,946     378,621,160      7,562,029             --
-------------------------------------------------------------------------------------------------------------------------------

END OF YEAR ............................  $ 8,311,461         $406,302,095   $ 449,001,946   $ 10,637,092    $ 7,562,029
===============================================================================================================================

*   For the period beginning October 28, 1999 (inception date) to December 31,
    1999.
**  For the period beginning March 4, 1998 (inception date) to December 31,
    1998.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                      YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------------------
                                                  1999         1998            1997          1996         1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ............   $1.00        $1.00           $1.00         $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ..................    0.04         0.05            0.05          0.05         0.05
   Net realized and unrealized gain on
     investments ..............................    0.00         0.00            0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ...........    0.04         0.05            0.05          0.05         0.05
------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ......................   (0.04)       (0.05)          (0.05)        (0.05)       (0.05)
   Net realized gain ..........................    0.00         0.00            0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------
     Total distributions ......................   (0.04)       (0.05)          (0.05)        (0.05)       (0.05)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ..................   $1.00        $1.00           $1.00         $1.00        $1.00
==================================================================================================================
TOTAL RETURN ..................................    4.56%        4.91%           4.92%         4.81%        5.38%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ........... $63,734      $58,577         $53,033       $57,871      $52,699
Ratio of gross expenses before
   voluntary expense limitation to
   average net assets .........................    0.84%        0.87%           0.83%         0.81%        0.87%
Ratio of net investment income to
   average net assets (a) .....................    4.47%        4.80%           4.80%         4.71%        5.25%
Ratio of expenses to average net
   assets (a) .................................    0.80%        0.80%           0.80%         0.76%        0.75%



------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUSTANDING THROUGHOUT EACH YEAR

                                                                                                                 MAY 1, 1995
                                                                                                               (INCEPTION DATE)
                                                                    YEAR ENDED DECEMBER 31,                     TO DECEMBER 31,
                                                 --------------------------------------------------------
                                                    1999             1998             1997           1996            1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............   $5.09            $5.07            $5.05          $5.09           $5.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ....................    0.23             0.25             0.26           0.26            0.18
   Net realized and unrealized gain (loss)
     on investments .............................   (0.09)            0.02             0.02          (0.04)           0.09
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .............    0.14             0.27             0.28           0.22            0.27
-------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ........................   (0.23)           (0.25)           (0.26)         (0.26)          (0.18)
   Net realized gain ............................    0.00             0.00             0.00           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions ..........................   (0.23)           (0.25)           (0.26)         (0.26)          (0.18)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ....................   $5.00            $5.09            $5.07          $5.05           $5.09
===============================================================================================================================
TOTAL RETURN ....................................    2.88%            5.51%            5.73%          4.46%           5.44%(b)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) ............. $34,459          $23,930         $16,187         $7,692          $2,658
Ratio of gross expenses before voluntary expense
   limitation to average net assets .............    0.86%            1.03%           1.27%          2.30%           6.21%(c)
Ratio of net investment income to
   average net assets (a) .......................    4.63%            5.00%           5.19%          5.16%           5.18%(c)
Ratio of expenses to average net assets (a) .....    0.75%            0.75%           0.75%          0.75%           0.75%(c)
Portfolio turnover rate .........................       9%              57%             12%            21%             11%(c)

--------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE~Advisers.
(b) Aggregate total return for the year.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUSTANDING THROUGHOUT EACH YEAR

                                                                            YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------------
                                                     1999             1998            1997           1996            1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $5.21            $5.18           $5.15          $5.19           $4.95
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a)....................      0.28             0.29            0.30           0.29            0.28
   Net realized and unrealized gain (loss)
     on investments.............................     (0.12)            0.03            0.03          (0.04)           0.24
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.............      0.16             0.32            0.33           0.25            0.52
-------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income........................     (0.28)           (0.29)          (0.30)         (0.29)          (0.28)
   Net realized gain............................      0.00             0.00            0.00           0.00            0.00
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions..........................     (0.28)           (0.29)          (0.30)         (0.29)          (0.28)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $5.09            $5.21           $5.18          $5.15           $5.19
===============================================================================================================================
TOTAL RETURN...................................       3.21%            6.40%           6.62%          5.16%          10.81%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)............   $171,694         $146,350        $108,898        $81,470         $62,125
Ratio of gross expenses before voluntary expense
   limitation to average net assets............       0.83%            0.84%           0.87%          0.76%           0.86%
Ratio of net investment income to
   average net assets (a)......................       5.48%            5.53%           5.75%          5.72%           5.49%
Ratio of expenses to average net assets (a)....       0.75%            0.75%           0.75%          0.75%           0.75%
Portfolio turnover rate........................         37%              62%             55%            49%             35%


-----------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUSTANDING THROUGHOUT THE PERIOD


                                                                                                                OCTOBER 28, 1999
                                                                                                                (INCEPTION DATE)
                                                                                                                TO DECEMBER 31,
                                                                                                                     1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................................................................        $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ................................................................................          0.01
   Net realized and unrealized gain
     on investments .........................................................................................          0.96
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations  ........................................................................          0.97
-------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ....................................................................................         (0.01)
   Net realized gain ........................................................................................          0.00
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions ......................................................................................         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ................................................................................        $10.96
===============================================================================================================================
TOTAL RETURN ................................................................................................          9.65%(b)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands) .........................................................................        $8,311
Ratio of gross expenses before voluntary expense
   limitation to average net assets .........................................................................           n/a
Ratio of net investment income to
   average net assets (a) ...................................................................................          0.54%(c)
Ratio of expenses to average net assets (a) .................................................................          0.72%(c)
Portfolio turnover rate .....................................................................................           n/a


--------------------------
(a) Excludes excess administrative fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                           YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------------
                                                    1999             1998            1997             1996             1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $26.50           $25.50          $20.99           $18.44           $14.50
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a)....................      0.41             0.40            0.37             0.39             0.41
   Net realized and unrealized gain
     on investments.............................     (1.23)            1.72            5.22             2.91             4.47
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations.............     (0.82)            2.12            5.59             3.30             4.88
-------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income........................     (0.41)           (0.40)          (0.37)           (0.39)           (0.41)
   Net realized gain............................     (1.74)           (0.72)          (0.71)           (0.36)           (0.53)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions..........................     (2.15)           (1.12)          (1.08)           (0.75)           (0.94)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $23.53           $26.50          $25.50           $20.99           $18.44
===============================================================================================================================
TOTAL RETURN....................................     (3.21)%          8.31%          26.70%            17.94%          33.78%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands).............  $406,302        $449,002        $378,621          $238,550        $147,506
Ratio of gross expenses before
   voluntary expense limitation to
   average net assets...........................       n/a             n/a             n/a               n/a             n/a
Ratio of net investment income to
   average net assets (a).......................      1.47%           1.52%           1.59%             2.08%           2.50%
Ratio of expenses to average net
   assets (a)...................................      0.74%           0.72%           0.79%             0.73%           0.84%
Portfolio turnover rate.........................        17%             10%              6%                5%             10%


--------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL COMPANY STOCK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                                                         MARCH 4, 1998
                                                                                  YEAR ENDED            (INCEPTION DATE)
                                                                                  DECEMBER 31,          TO DECEMBER 31,
                                                                                     1999                      1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                                   $8.85                    $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a)                                                          0.05                      0.05
   Net realized and unrealized gain (loss)
     on investments                                                                  (0.10)                    (1.15)
-------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                  (0.05)                    (1.10)
-------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income                                                             (0.05)                    (0.05)
   Net realized gain                                                                 (0.43)                     0.00
-------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                               (0.48)                    (0.05)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                         $8.32                     $8.85
===============================================================================================================================
TOTAL RETURN                                                                         (0.55)%                  (11.02)%(b)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                                                $10,637                    $7,562
Ratio of gross expenses before voluntary expense
   limitation to average net assets                                                   2.02%                     3.11%(c)
Ratio of net investment income to
   average net assets (a)                                                             0.65%                     1.04%(c)
Ratio of expenses to average net assets (a)                                           1.50%                     1.50%(c)
Portfolio turnover rate                                                                 23%                       20%(C)


--------------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the year.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

                                1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Fund) currently consists of six funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Small Company Stock Fund. The Stock Index Fund commenced operations on October 28, 1999.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Fund as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the Portfolio), which is registered under the Act as an open-end management investment company advised by Bankers Trust Company and is designed to replicate the broad diversification and returns of the S&P 500 Index. At December 31, 1999, the Stock Index Fund's investment was 0.102% of the Portfolio. The financial statements of the Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

                 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small Company Stock Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the NASDAQ system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included in Appendix A of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Stock Index Fund are declared and paid quarterly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Small Company Stock Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the fund's own expenses which are accrued daily.

                            3. FEDERAL INCOME TAXES

The Homestead Funds comply with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and distribute all of their taxable income to their shareholders. Therefore, no provision for federal income or excise tax is required.

At December 31, 1999, the aggregate costs of investments for the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund and the Small Company Stock Fund for federal income tax is the same as for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

At December 31, 1999, the Stock Index Fund has a capital loss carryforward of $2,987, which expires on December 31, 2007.

At December 31, 1999, net unrealized appreciation (depreciation) consisted of the following:

                              Gross                Gross               Unrealized
                           Unrealized            Unrealized           Appreciation
                          Appreciation          Depreciation         (Depreciation)
                          ------------          ------------         --------------
Short-Term
  Government
  Securities Fund          $      4,547          $   414,398         ($    409,851)
Short-Term
  Bond Fund                $    112,708          $ 2,386,515         ($  2,273,807)
Stock Index Fund           $    386,243          $    24,386          $    361,857
Value Fund                 $101,627,164          $24,169,453          $ 77,457,711
Small Company
  Stock Fund               $    475,667          $ 1,874,222         ($  1,398,555)

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the year ended December 31, 1999, were as follows:

                                            Proceeds
                            Purchases      from sales
                            ---------      ----------
Short-Term
  Government
  Securities Fund           $ 8,930,321    $   670,734
Short-Term
  Bond Fund                 $99,869,049    $54,981,022
Value Fund                  $71,710,790    $85,575,203
Small Company
  Stock Fund                $ 6,042,367    $ 2,100,496

Purchases and proceeds from sales of long-term U.S. Government securities, for the year ended December 31, 1999, were as follows:

                                                 Proceeds
                            Purchases           from sales
                            ---------           ----------
Short-Term
  Government
  Securities Fund          $11,900,358          $1,752,599
Short-Term
  Bond Fund                $ 3,250,000          $3,314,746

                             5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates are: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Value Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million.

With respect to the Stock Index Fund, an Administrative Services Agreement with RE Advisers Corporation has been contracted. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund, RE Advisers Corporation and Bankers Trust, Bankers Trust receives a fee of 0.08% of the Stock Index Fund's average daily net assets.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Short-Term Bond Fund, .75% of the average daily net assets of the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small Company Stock Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the year ended December 31, 1999 amounted to $28,196 for the Daily Income Fund, $33,139 for the Short-Term Government Securities Fund, $125,597 for the Short-Term Bond Fund and $51,178 for the Small Company Stock Fund.

At December 31, 1999 certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 8% of the Stock Index Fund shares outstanding, 5% of the Daily Income Fund and Small Company Stock Fund shares outstanding, 1% of the Value Fund shares outstanding, and less than 1% of the Short-Term Government Securities Fund and the Short-Term Bond Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS


                         6. CAPITAL SHARE TRANSACTIONS

As of December 31, 1999, 300 million shares of $.01 par value capital shares are authorized for the Daily Income Fund, 200 million shares for the Short-Term Bond Fund and the Value Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund and the Small Company Stock Fund. Transactions in capital shares were as follows:

                                                         SHARES ISSUED        TOTAL              TOTAL
                                           SHARES       IN REINVESTMENT       SHARES             SHARES              NET
                                            SOLD         OF DIVIDENDS         ISSUED            REDEEMED           INCREASE
                                         ------------   ---------------     ------------      --------------      -----------

YEAR ENDED DECEMBER 31, 1999
In Dollars
  Daily Income Fund ...............       $98,168,759       $2,725,187      $100,893,946       ($95,737,108)       $5,156,838
  Short-Term Government
    Securities Fund ...............       $17,447,442       $1,356,069       $18,803,511        ($7,704,728)      $11,098,783
  Short-Term Bond Fund ............       $71,000,149       $8,483,858       $79,484,007       ($50,454,368)      $29,029,639
  Stock Index Fund * ..............        $8,029,448           $3,936        $8,033,384           ($80,793)       $7,952,591
  Value Fund ......................      $149,227,975      $33,774,869      $183,002,844      ($177,369,873)       $5,632,971
  Small Company Stock Fund ........        $6,185,800         $574,045        $6,759,845        ($2,830,052)       $3,929,793

In Shares
  Daily Income Fund ...............        98,168,759        2,725,187       100,893,946        (95,737,108)        5,156,838
  Short-Term Government
    Securities Fund ...............         3,456,514          269,455         3,725,969         (1,530,213)        2,195,756
  Short-Term Bond Fund ............        13,754,138        1,649,586        15,403,724         (9,796,530)        5,607,194
  Stock Index Fund * ..............           765,672              359           766,031             (7,489)          758,542
  Value Fund ......................         5,410,019        1,405,465         6,815,484         (6,486,098)          329,386
  Small Company Stock Fund ........           671,623           68,995           740,618           (317,218)          423,400

YEAR ENDED DECEMBER 31, 1998
In Dollars
  Daily Income Fund ...............       $50,754,909       $2,545,721       $53,300,630       ($47,756,876)       $5,543,754
  Short-Term Government
  Securities Fund .................       $13,125,555         $936,286       $14,061,841        ($6,404,569)       $7,657,272
  Short-Term Bond Fund ............       $63,541,739       $6,831,113       $70,372,852       ($33,523,983)      $36,848,869
  Value Fund ......................      $136,947,678      $18,005,072      $154,952,750       ($97,514,378)      $57,438,372
  Small Company Stock Fund ** .....        $8,897,919          $39,024        $8,936,943          ($831,089)       $8,105,854

In Shares
  Daily Income Fund ...............        50,754,909        2,545,721        53,300,630        (47,756,876)        5,543,754
  Short-Term Government
  Securities Fund .................         2,582,187          184,187         2,766,374         (1,259,834)        1,506,540
  Short-Term Bond Fund ............        12,219,972        1,313,728        13,533,700         (6,449,494)        7,084,206
  Value Fund ......................         5,106,585          674,375         5,780,960         (3,686,922)        2,094,038
  Small Company Stock Fund ** .....           941,021            4,410           945,431            (90,774)          854,657

----------------

* For the period beginning October 28, 1999 (commencement of operations) to December 31, 1999.

** For the period beginning March 4, 1998 (commencement of operations) to December 31, 1998.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Homestead Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Daily Income, Short-Term Bond, Short-Term Government Securities, and Value Funds of the Homestead Funds, Inc. (the "Funds") as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. We have audited the statement of assets and liabilities of the Small Company Stock Fund of the Homestead Funds, Inc., including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period March 4, 1998 (inception date) to December 31, 1998. We have also audited the statement of assets and liabilities of the Stock Index Fund of the Homestead Funds, Inc., including the portfolio of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the period October 29, 1999 (inception date) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Homestead Funds, Inc. for each of the periods in the two year period ended December 31, 1996 were audited by other auditors whose report, dated January 29, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Daily Income, Short-Term Bond, Short-Term Government Securities, Value, Small Company Stock, and Stock Index Funds of the Homestead Funds, Inc. as of December 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Princeton, New Jersey
February 11, 2000

                      THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX A

EQUITY 500 INDEX PORTFOLIO

                        TABLE OF CONTENTS

              ii.  Schedule of Portfolio Investments
              xv.  Statement of Assets and Liabilities
             xvi.  Statement of Operations
            xvii.  Statement of Changes in Net Assets
           xviii.  Financial Highlights
             xix.  Notes to Financial Statements
             xxi.  Report of Independent  Accountants

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS  (97.4% of net assets)
3Com Corp. (a) .....................................................         223,300       $ 10,495,100
Abbott Laboratories ................................................         994,844         36,125,273
Adaptec, Inc. (a) ..................................................          66,100          3,296,737
ADC Telecommunications, Inc. (a) ...................................          85,700          6,218,606
Adobe Systems Inc. .................................................          76,200          5,124,450
Adolph Coors Co. (Class B) .........................................          22,868          1,200,570
Advanced Micro Devices, Inc. .......................................         113,241          3,276,911
AES Corp. (a) ......................................................         134,700         10,068,825
Aetna, Inc. ........................................................          90,059          5,026,418
Aflac, Inc. ........................................................         166,300          7,847,281
Air Products and Chemicals, Inc. ...................................         144,608          4,853,406
Alberto-Culver Co. (Class B) .......................................          17,998            464,573
Albertson's, Inc. ..................................................         286,623          9,243,592
Alcan Aluminum, Ltd. ...............................................         136,636          5,627,695
Alcoa, Inc. ........................................................         237,100         19,679,300
Allegheny Technologies .............................................          63,297          1,420,226
Allergan, Inc. .....................................................          88,402          4,397,999
Allied Waste Inds., Inc. (a) .......................................         110,600            974,662
Allstate Corp. .....................................................         555,598         13,334,352
Alltel Corp. .......................................................         203,100         16,793,831
ALZA Corp. (a) .....................................................          62,634          2,168,702
Amerada Hess Corp. .................................................          61,093          3,467,028
Ameren Corp. .......................................................          82,720          2,709,080
America Online, Inc. (a) ...........................................       1,450,000        109,384,375
American Electric Power Co. ........................................         129,910          4,173,359
American Express Co. ...............................................         295,616         49,146,160
American General Corp. .............................................         158,537         12,028,995
American Greetings Corp. (Class A) .................................          56,014          1,323,331
American Home Products Corp. .......................................         839,092         33,091,691
American International Group, Inc. .................................         994,881        107,571,508
Amgen, Inc. (a) ....................................................         661,560         39,734,947
AMR Corp. (a) ......................................................          97,004          6,499,268
Amsouth Bancorporation .............................................         228,550          4,413,872
Anadarko Petroleum Corp. ...........................................          92,300          3,149,737
Analog Devices, Inc. (a) ...........................................         119,600         11,122,800
Andrew Corp. (a) ...................................................          50,276            952,102
Anheuser Busch Co., Inc. ...........................................         302,180         21,417,007
AON Corp. ..........................................................         154,375          6,175,000
Apache Corp. .......................................................          73,700          2,722,294
Apple Computer, Inc. (a) ...........................................         110,342         11,344,537
Applied Materials, Inc. (a) ........................................         237,200         30,050,275
Archer-Daniels-Midland Co. .........................................         393,659          4,797,719
Armstrong World Inds. Inc. .........................................          26,183            873,858

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Ashland, Inc. ......................................................          32,287       $  1,063,453
Associates First Capital Corp. (Class A) ...........................         474,522         13,019,697
AT&T Corp. .........................................................       2,053,306        104,205,279
Atlantic Richfield Co. .............................................         204,550         17,693,575
Autodesk, Inc. .....................................................          43,114          1,455,097
Automatic Data Processing, Inc. ....................................         412,824         22,240,893
Autozone, Inc. (a) .................................................          94,500          3,053,531
Avery Dennison Corp. ...............................................          72,830          5,307,486
Avon Products, Inc. ................................................         167,556          5,529,348
Baker Hughes, Inc. .................................................         237,813          5,008,936
Ball Corp. .........................................................          18,354            722,689
Bank Of America Corp. ..............................................       1,113,739         55,895,776
Bank of New York Co., Inc. .........................................         481,200         19,248,000
Bank One Corp. .....................................................         736,948         23,628,395
Barrick Gold Corp. .................................................         269,400          4,765,012
Bausch & Lomb, Inc. ................................................          40,823          2,793,824
Baxter International, Inc. .........................................         184,263         11,574,020
BB&T Corp. .........................................................         173,000          4,735,875
Bear Stearns Co., Inc. .............................................          86,199          3,685,007
Becton, Dickinson & Co. ............................................         161,464          4,319,162
Bed, Bath & Beyond, Inc. (a) .......................................         104,500          3,631,375
Bell Atlantic Corp. ................................................         997,780         61,425,831
BellSouth Corp. ....................................................       1,208,664         56,580,583
Bemis Co., Inc. ....................................................          24,831            865,981
Best Buy, Inc. (a) .................................................         132,400          6,644,825
Bestfoods ..........................................................         182,660          9,601,066
Bethlehem Steel Corp. (a) ..........................................          87,049            729,035
Biomet, Inc. .......................................................          70,550          2,822,000
Black & Decker Corp. ...............................................          56,271          2,940,160
BMC Software, Inc. (a) .............................................         149,000         11,910,687
Boeing Co. .........................................................         607,246         25,238,662
Boise Cascade Corp. ................................................          37,503          1,518,871
Boston Scientific Corp. (a) ........................................         245,100          5,361,562
Briggs & Stratton Corp. ............................................          15,282            819,497
Bristol-Myers Squibb Co. ...........................................       1,294,056         83,062,219
Brown-Forman Corp. (Class B) .......................................          29,319          1,678,513
Brunswick Corp. ....................................................          57,542          1,280,309
Burlington Northern Santa Fe Corp. .................................         310,336          7,525,648
Burlington Resources, Inc. .........................................         123,439          4,081,202
C. R. Bard, Inc. ...................................................          53,677          2,844,881
Cabletron Systems, Inc. (a) ........................................         116,000          3,016,000
Campbell Soup Co. ..................................................         268,154         10,374,208
Capital One Financial Corp. ........................................         123,300          5,941,519

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Cardinal Health, Inc. ..............................................         166,197       $  7,956,681
Carnival Corp. (Class A) ...........................................         396,400         18,952,875
Carolina Power & Light Co. .........................................          75,928          2,311,058
Caterpillar, Inc. ..................................................         230,064         10,827,387
CBS Corp. (a) ......................................................         491,503         31,425,473
Cendant Corp. (a) ..................................................         475,610         12,633,391
Centex Corp. .......................................................          37,280            920,350
Central & South West Corp. .........................................         133,630          2,672,600
Centurytel Inc. ....................................................          92,900          4,401,137
Ceridian Corp. (a) .................................................          86,104          1,856,617
Champion International Corp. .......................................          65,728          4,071,028
Charles Schwab Corp. ...............................................         519,500         19,935,812
Chase Manhattan Corp. ..............................................         541,264         42,049,447
Chevron Corp. ......................................................         412,666         35,747,192
Chubb Corp. ........................................................         111,172          6,260,373
CIGNA Corp. ........................................................         120,299          9,691,588
Cincinnati Financial Corp. .........................................          94,500          2,947,219
Cinergy Corp. ......................................................         106,322          2,565,018
Circuit City Stores, Inc. ..........................................         136,692          6,159,683
Cisco Systems, Inc. (a) ............................................       2,105,950        225,599,894
Citigroup, Inc. ....................................................       2,166,624        120,383,046
Citrix Systems, Inc. (a) ...........................................          57,700          7,097,100
Clear Channel Communications, Inc. (a) .............................         202,500         18,073,125
Clorox Co. .........................................................         152,008          7,657,403
CMS Energy Corp. ...................................................          72,600          2,264,212
Coastal Corp. ......................................................         146,132          5,178,553
Coca-Cola Co. ......................................................       1,590,442         92,643,246
Coca-Cola Enterprises, Inc. ........................................         258,400          5,200,300
Colgate-Palmolive Co. ..............................................         367,004         23,855,260
Columbia Energy Group ..............................................          65,002          4,111,376
Columbia/HCA Healthcare Corp. ......................................         359,922         10,550,214
Comcast Corp. (Special Class A) ....................................         486,424         24,442,806
Comerica, Inc. .....................................................          98,660          4,606,189
Compaq Computer Corp. ..............................................       1,105,184         29,909,042
Computer Associates International, Inc. ............................         349,875         24,469,383
Computer Sciences Corp. (a) ........................................         100,372          9,497,700
Compuware Corp. (a) ................................................         233,000          8,679,250
Comverse Technology, Inc. (a) ......................................          45,800          6,629,550
ConAgra, Inc. ......................................................         301,932          6,812,341
Conoco, Inc. (Class B) .............................................         433,351         10,779,606
Conseco, Inc. ......................................................         222,768          3,981,978
Consolidated Edison, Inc. ..........................................         146,436          5,052,042
Consolidated Natural Gas Co. .......................................          60,005          3,896,575

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Consolidated Stores Corp. (a) ......................................          69,000       $  1,121,250
Constellation Energy Group, Inc. ...................................          86,825          2,517,925
Cooper Inds., Inc. .................................................          59,848          2,420,103
Cooper Tire & Rubber Co. ...........................................          52,751            820,937
Corning, Inc. ......................................................         159,814         20,606,018
Costco Wholesale Corp. (a) .........................................         143,499         13,094,284
Countrywide Credit Inds., Inc. .....................................          73,200          1,848,300
Crane Co. ..........................................................          42,349            841,686
Crown Cork & Seal Co., Inc. ........................................         105,850          2,368,394
CSX Corp. ..........................................................         151,732          4,760,591
Cummins Engine Co., Inc. ...........................................          19,834            958,230
CVS Corp. ..........................................................         243,088          9,708,327
Dana Corp. .........................................................         104,847          3,138,857
Danaher Corp. ......................................................          92,600          4,467,950
Darden Restaurants, Inc. ...........................................          86,319          1,564,532
Dayton Hudson Corp. ................................................         287,516         21,114,456
Deere & Co. ........................................................         150,523          6,528,935
Dell Computer Corp. (a) ............................................       1,632,700         83,267,700
Delphi Automotive Systems ..........................................         357,037          5,623,333
Delta Air Lines, Inc. ..............................................          88,798          4,423,250
Deluxe Corp. .......................................................          50,391          1,382,603
Dillard Department Stores, Inc. (Class A) ..........................          63,597          1,283,864
Dollar General Corp. ...............................................         148,006          3,367,136
Dominion Resources, Inc. ...........................................         131,406          5,157,685
Dover Corp. ........................................................         130,808          5,935,413
Dow Chemical Co. ...................................................         140,876         18,824,555
Dow Jones & Co., Inc. ..............................................          47,072          3,200,896
DTE Energy Co. .....................................................         102,576          3,218,322
Du Pont (E.I.) de Nemours & Co. ....................................         671,710         44,248,896
Duke Power Co. .....................................................         242,195         12,140,024
Dun & Bradstreet Corp. .............................................         103,579          3,055,580
Eastern Enterprises ................................................          15,342            881,206
Eastman Chemical Co. ...............................................          61,381          2,927,106
Eastman Kodak Co. ..................................................         204,126         13,523,347
Eaton Corp. ........................................................          51,182          3,717,093
Ecolab, Inc. .......................................................          72,200          2,824,825
Edison International, Inc. .........................................         223,070          5,841,646
El Paso Energy Corp. ...............................................         182,310          7,075,907
Electronic Data Systems Corp. ......................................         304,600         20,389,162
Eli Lilly & Co. ....................................................         705,640         46,925,060
EMC Corp. (a) ......................................................         659,025         71,998,481
Emerson Electric Co. ...............................................         288,300         16,541,212
Engelhard Corp. ....................................................          82,408          1,555,451

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Enron Corp. ........................................................         454,632       $ 20,174,295
Entergy Corp. ......................................................         154,907          3,988,855
Equifax, Inc. ......................................................          88,800          2,092,350
Exxon Mobil Corp. ..................................................       2,219,195        178,783,897
Fannie Mae .........................................................         662,814         41,384,449
FDX Corp. (a) ......................................................         193,210          7,909,534
Federated Department Stores, Inc. (a) ..............................         138,000          6,977,625
Fifth Third Bancorp ................................................         209,567         15,376,979
First Data Corp. ...................................................         277,600         13,689,150
First Union Corp. ..................................................         611,585         20,067,633
Firstar Corp. ......................................................         666,181         14,073,074
FirstEnergy Corp. ..................................................         148,984          3,380,074
Fleet Boston Financial Corp. .......................................         595,303         20,723,986
Fleetwood Enterprises, Inc. ........................................          21,906            451,811
Florida Progress Corp. .............................................          61,300          2,593,756
Fluor Corp. ........................................................          47,881          2,196,541
FMC Corp. (a) ......................................................          20,350          1,166,309
Ford Motor Co. .....................................................         791,244         42,282,101
Fort James Corp. ...................................................         141,885          3,884,102
Fortune Brands, Inc. ...............................................         109,074          3,606,259
Foster Wheeler Corp. ...............................................          30,038            266,587
FPL Group, Inc. ....................................................         128,794          5,513,993
Franklin Resources, Inc. ...........................................         168,320          5,396,760
Freddie Mac ........................................................         449,814         21,169,371
Freeport-McMoRan Copper & Gold, Inc. (Class B) (a) .................          77,900          1,645,637
Gannett Comp., Inc. ................................................         176,592         14,403,285
Gap, Inc. ..........................................................         558,134         25,674,164
Gateway, Inc. (a) ..................................................         197,200         14,210,725
General Dynamics Corp. .............................................         125,844          6,638,271
General Electric Co. ...............................................       2,126,144        329,020,784
General Instrument Corp. (a) .......................................         111,800          9,503,000
General Mills, Inc. ................................................         198,338          7,090,583
General Motors Corp. ...............................................         410,234         29,818,884
Genuine Parts Co. ..................................................         112,626          2,794,533
Georgia-Pacific Corp. ..............................................         110,302          5,597,826
Gillette Co. .......................................................         702,016         28,914,284
Global Crossing, Ltd. (a) ..........................................         491,079         24,553,950
Golden West Financial Corp. ........................................         109,551          3,669,958
Goodrich (B.F.) Co. ................................................          46,652          1,282,930
Goodyear Tire & Rubber Co. .........................................          98,536          2,777,483
GPU, Inc. ..........................................................          63,000          1,886,062
Great Atlantic & Pacific Tea Co., Inc. .............................          24,025            669,697
Great Lakes Chemical Corp. .........................................          36,996          1,412,785

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
GTE Corp. ..........................................................         635,636       $ 44,852,065
Guidant Corp. (a) ..................................................         197,500          9,282,500
H & R Block, Inc. ..................................................          68,135          2,980,906
H.J. Heinz Co. .....................................................         253,725         10,101,427
Halliburton Comp ...................................................         278,362         11,204,071
Harcourt General, Inc. .............................................          55,639          2,239,470
Harrah's Entertainment, Inc. (a) ...................................          71,215          1,882,747
Hartford Financial Services Group, Inc. ............................         143,246          6,786,279
Hasbro, Inc. .......................................................         138,970          2,649,116
HEALTHSOUTH Corp. (a) ..............................................         322,800          1,735,050
Hercules, Inc. .....................................................          68,914          1,920,978
Hershey Foods Corp. ................................................          80,094          3,804,465
Hewlett-Packard Co. ................................................         654,740         74,599,439
Hilton Hotels Corp. ................................................         162,841          1,567,345
Home Depot, Inc. ...................................................       1,479,378        101,429,854
Homestake Mining Co. ...............................................         146,043          1,140,961
Honeywell International, Inc. ......................................         513,285         29,610,128
Household International, Inc. ......................................         308,485         11,491,066
Humana, Inc. (a) ...................................................         102,700            840,856
Huntington Bancshares, Inc. ........................................         145,277          3,468,488
Huttig Building Products, Inc. (a) .................................          17,589             86,844
Ikon Office Solutions, Inc. ........................................          79,362            540,654
Illinois Tool Works, Inc. ..........................................         192,892         13,032,266
IMS Health, Inc. ...................................................         197,858          5,379,264
Inco, Ltd. .........................................................         108,366          2,546,601
Ingersoll-Rand Co. .................................................         104,846          5,773,083
Intel Corp. ........................................................       2,146,856        176,713,085
International Business Machines Corp. ..............................       1,158,364        125,103,312
International Flavors & Fragrances, Inc. ...........................          63,787          2,407,959
International Paper Co. ............................................         287,874         16,246,889
Interpublic Group of Co., Inc. .....................................         163,020          9,404,216
ITT Inds., Inc. ....................................................          58,123          1,943,488
J.C. Penney Co., Inc. ..............................................         165,750          3,304,641
Jefferson-Pilot Corp. ..............................................          66,465          4,536,236
Johnson & Johnson ..................................................         900,196         83,830,753
Johnson Controls, Inc. .............................................          46,054          2,619,321
Jostens, Inc. ......................................................           7,639            185,723
Kansas City Southern Inds ..........................................          68,800          5,134,200
Kaufman & Broad Home Corp. .........................................          28,445            688,013
Kellogg Co. ........................................................         261,314          8,051,738
Kerr-McGee Corp. ...................................................          60,531          3,752,922
KeyCorp ............................................................         287,400          6,358,725
Kimberly Clark Corp. ...............................................         349,806         22,824,842

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
KLA/Tencor Corp. (a) ...............................................          60,300       $  6,715,913
Kmart Corp. (a) ....................................................         308,503          3,104,311
Knight-Ridder, Inc. ................................................          57,526          3,422,797
Kohl's Corp. (a) ...................................................         108,100          7,803,469
Kroger Co. (a) .....................................................         570,940         10,776,493
Leggett & Platt, Inc. ..............................................         125,100          2,681,831
Lehman Brothers, Inc. ..............................................          77,900          6,597,156
Lexmark International Group, Inc. (Class A) (a) ....................          84,300          7,629,150
Limited, Inc. ......................................................         130,741          5,662,720
Lincoln National Corp. .............................................         136,920          5,476,800
Liz Claiborne, Inc. ................................................          56,103          2,110,875
Lockheed Martin Corp. ..............................................         246,010          5,381,469
Loew's Corp. .......................................................          61,900          3,756,556
Long's Drug Stores, Inc. ...........................................          24,326            627,915
Louisiana-Pacific Corp. ............................................          73,258          1,043,927
Lowes Co., Inc. ....................................................         247,888         14,811,308
LSI Logic Corp. (a) ................................................          95,600          6,453,000
Lucent Technologies, Inc. ..........................................       2,041,521        152,731,290
Mallinckrodt Group, Inc. ...........................................          48,602          1,546,151
Manor Care, Inc. (a) ...............................................          67,400          1,078,400
Marriott International, Inc. .......................................         152,180          4,803,181
Marsh and McLennan .................................................         171,386         16,399,498
Masco Corp. ........................................................         283,322          7,189,296
Mattel, Inc. .......................................................         261,265          3,429,103
May Department Stores Co. ..........................................         211,647          6,825,616
Maytag Corp. .......................................................          57,512          2,760,576
MBIA, Inc. .........................................................          62,300          3,290,219
MBNA Corp. .........................................................         518,837         14,138,308
McDermott International, Inc. ......................................          43,087            390,476
McDonald's Corp. ...................................................         876,228         35,322,941
McGraw-Hill, Inc. ..................................................         126,860          7,817,748
MCI WorldCom, Inc. (a) .............................................       1,843,370         97,813,794
McKesson HBOC, Inc. ................................................         182,073          4,108,022
Mead Corp. .........................................................          64,402          2,797,462
MediaOne Group (a) .................................................         396,028         30,419,901
Medtronic, Inc. ....................................................         768,008         27,984,292
Mellon Financial Corp. .............................................         366,548         12,485,541
Merck & Co., Inc. ..................................................       1,501,994        100,727,473
Meredith Corp. .....................................................          39,872          1,662,164
Merrill Lynch & Co., Inc. ..........................................         230,076         19,211,346
MGIC Investment Corp. ..............................................          73,600          4,429,800
Micron Technology, Inc. (a) ........................................         169,300         13,163,075
Microsoft Corp. (a) ................................................       3,339,000        389,828,250

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Milacron, Inc. .....................................................          19,047       $    292,848
Millipore Corp. ....................................................          27,892          1,077,329
Minnesota Mining & Manufacturing Co. ...............................         254,378         24,897,247
Mirage Resorts, Inc. (a) ...........................................         154,900          2,371,906
Molex, Inc. ........................................................          96,000          5,442,000
Monsanto Co. .......................................................         411,920         14,674,650
Morgan Stanley Dean Witter Discover & Co. ..........................         360,433         51,451,811
Morgan, (J.P.) & Co., Inc. .........................................         112,060         14,189,598
Motorola, Inc. .....................................................         400,342         58,950,360
Nabisco Group Holdings Corp. .......................................         206,300          2,191,938
NACCO Inds., Inc. (Class A) ........................................           3,727            207,081
National City Corp. ................................................         411,800          9,754,513
National Semiconductor Corp. (a) ...................................         110,226          4,719,051
National Service Inds., Inc. .......................................          31,126            918,217
Navistar International Corp. (a) ...................................          41,758          1,978,285
Network Appliance, Inc. (a) ........................................          95,900          7,965,694
New Century Energies, Inc. .........................................          69,400          2,108,025
New York Times Co. (Class A) .......................................         113,268          5,564,291
Newell Rubbermaid, Inc. ............................................         178,996          5,190,884
Newmont Mining Corp. ...............................................         116,210          2,847,145
Nextel Communications, Inc. (Class A) (a) ..........................         230,200         23,739,375
Niagara Mohawk Power Corp. (a) .....................................         147,042          2,049,398
NICOR, Inc. ........................................................          35,069          1,139,743
Nike, Inc. .........................................................         182,048          9,022,754
Nordstrom, Inc. ....................................................          92,458          2,421,244
Norfolk Southern Corp. .............................................         238,553          4,890,337
Nortel Networks Corp. ..............................................         858,224         86,680,624
Northern States Power Co. ..........................................          75,388          1,470,066
Northern Trust Corp. ...............................................         143,800          7,621,400
Northrop Grumman Corp. .............................................          51,479          2,783,083
Novell, Inc. (a) ...................................................         217,092          8,670,112
Nucor Corp. ........................................................          55,794          3,058,209
Occidental Petroleum Corp. .........................................         250,714          5,421,690
Office Depot, Inc. (a) .............................................         213,000          2,329,688
Old Kent Financial Corp. ...........................................          78,000          2,759,250
Omnicom Group, Inc. ................................................         114,000         11,400,000
Oneok, Inc. ........................................................          17,391            436,949
Oracle Corp. (a) ...................................................         914,784        102,512,982
Owens Corning ......................................................          33,950            655,659
Owens-Illinois, Inc. (a) ...........................................          95,300          2,388,456
P P & L Resources, Inc. ............................................          81,907          1,873,623
Paccar, Inc. .......................................................          62,580          2,773,076
Pactiv Corp. (a) ...................................................         115,634          1,228,611

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Paine Webber Group Inc. ............................................         108,000       $  4,191,750
Pall Corp. .........................................................          78,364          1,689,724
Parametric Technology Corp. (a) ....................................         182,800          4,947,025
Parker-Hannifin Corp. ..............................................          71,914          3,690,087
Paychex, Inc. ......................................................         172,150          6,886,000
PE Corp. - PE Biosystems Group .....................................          69,050          8,307,578
PECO Energy Co. ....................................................         120,184          4,176,394
People's Energy Corp. ..............................................          22,155            742,193
Peoplesoft, Inc. (a) ...............................................         164,700          3,510,169
Pep Boys (Manny, Moe & Jack) .......................................          32,912            300,322
PepsiCo, Inc. ......................................................         941,994         33,205,289
Perkin Elmer, Inc. .................................................          30,425          1,268,342
Pfizer, Inc. .......................................................       2,520,184         81,748,469
PG&E Corp. .........................................................         251,605          5,157,903
Pharmacia & Upjohn, Inc. ...........................................         337,132         15,170,940
Phelps Dodge Corp. .................................................          48,965          3,286,776
Philip Morris Co. ..................................................       1,531,098         35,502,335
Phillips Petroleum Co. .............................................         158,406          7,445,082
Pinnacle West Capital Corp. ........................................          55,500          1,696,219
Pitney Bowes, Inc. .................................................         185,196          8,947,282
Placer Dome, Inc. ..................................................         191,404          2,057,593
PNC Bank Corp. .....................................................         192,033          8,545,469
Polaroid Corp. .....................................................          38,682            727,705
Potlatch Corp. .....................................................          18,101            807,757
PPG Inds., Inc. ....................................................         109,842          6,871,990
Praxair, Inc. ......................................................         121,315          6,103,661
Procter & Gamble Co. ...............................................         845,640         92,650,433
Progressive Corp. of Ohio ..........................................          45,450          3,323,531
Providian Financial Corp. ..........................................          92,097          8,386,583
Public Service Enterprise Group ....................................         140,094          4,877,022
Pulte Corp. ........................................................          29,132            655,470
Quaker Oats Co. ....................................................          85,984          5,642,700
Qualcomm, Inc. (a) .................................................         426,400         75,099,700
Quintiles Transnational Corp. (a) ..................................          70,300          1,313,731
R.R. Donnelley & Sons Co. ..........................................          84,152          2,088,022
Ralston Purina Group ...............................................         203,215          5,664,618
Raytheon Co. (Class B) .............................................         212,314          5,639,591
Reebok International, Ltd. (a) .....................................          34,329            281,069
Regions Financial Corp. ............................................         133,170          3,345,896
Reliant Energy, Inc. ...............................................         165,792          3,792,492
Republic New York Corp. ............................................          67,800          4,881,600
Reynolds Metals Co. ................................................          48,149          3,689,417
Rite Aid Corp. .....................................................         179,402          2,007,060

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Rockwell International Corp. .......................................         132,424       $  6,339,799
Rohm & Haas Co. ....................................................         155,291          6,318,403
Rowan Companies, Inc. (a) ..........................................          50,500          1,095,219
Royal Dutch Petroleum Co. ..........................................       1,380,704         83,446,298
Russell Corp. ......................................................          22,611            378,734
Ryder Systems, Inc. ................................................          45,017          1,100,103
Safeco Corp. .......................................................          84,102          2,092,037
Safeway, Inc. (a) ..................................................         329,200         11,707,175
Sara Lee Corp. .....................................................         571,054         12,598,879
SBC Communications, Inc. ...........................................       2,192,069        106,863,364
Schering-Plough Corp. ..............................................         944,032         39,826,350
Schlumberger, Ltd. .................................................         355,362         19,989,113
Scientific-Atlanta, Inc. ...........................................          47,338          2,633,176
Seagate Technology, Inc. (a) .......................................         134,800          6,276,625
Seagram Co., Ltd. ..................................................         280,337         12,597,644
Sealed Air Corp. (a) ...............................................          52,405          2,715,234
Sears, Roebuck & Co. ...............................................         240,709          7,326,580
Sempra Energy ......................................................         129,514          2,250,306
Service Corp. International ........................................         185,692          1,288,238
Shared Medical Systems Corp. .......................................          16,674            849,332
Sherwin-Williams Co. ...............................................         112,874          2,370,354
Sigma Aldrich Corp. ................................................          64,100          1,927,006
Silicon Graphics, Inc. (a) .........................................         116,515          1,143,303
SLM Holding Corp. ..................................................         103,300          4,364,425
Snap-On Tools Corp. ................................................          40,194          1,067,653
Solectron Corp. (a) ................................................         180,500         17,170,063
Southern Co. .......................................................         473,558         11,128,613
Southtrust Corp. ...................................................         115,600          4,371,125
Southwest Airlines Co. .............................................         316,500          5,123,344
Springs Inds., Inc. (Class A) ......................................           6,904            275,729
Sprint Corp. .......................................................         561,564         37,800,277
Sprint Corp. (PCS Group) (a) .......................................         278,891         28,586,328
St. Jude Medical, Inc. (a) .........................................          49,488          1,518,663
St. Paul Companies, Inc. ...........................................         147,828          4,979,956
Stanley Works ......................................................          54,330          1,636,691
Staples, Inc. (a) ..................................................         307,200          6,374,400
State Street Corp. .................................................         100,400          7,335,475
Summit Bancorp .....................................................         116,400          3,564,750
Sun Microsystems, Inc. (a) .........................................       1,004,224         77,764,596
Sunoco, Inc. .......................................................          61,345          1,441,608
Suntrust Banks, Inc. ...............................................         200,860         13,821,679
SuperValu, Inc. ....................................................          97,040          1,940,800
Synovus Financial Corp. ............................................         143,650          2,855,044

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Sysco Corp. ........................................................         219,020       $  8,664,979
T. Rowe Price Associates, Inc. .....................................          72,200          2,666,888
Tandy Corp. ........................................................         131,732          6,479,568
Tektronix, Inc. ....................................................          29,507          1,147,085
Teledyne Technologies, Inc. (a) ....................................          18,084            170,668
Tellabs, Inc. (a) ..................................................         252,050         16,178,459
Temple Inland, Inc. ................................................          35,922          2,368,607
Tenet Healthcare Corp. (a) .........................................         189,110          4,444,085
Teradyne, Inc. (a) .................................................         105,000          6,930,000
Texaco, Inc. .......................................................         353,522         19,200,664
Texas Instruments, Inc. ............................................         515,412         49,930,538
Texas Utilities Co. ................................................         178,027          6,331,085
Textron, Inc. ......................................................          98,306          7,538,841
Thermo Electron Corp. (a) ..........................................         141,100          2,116,500
Thomas & Betts Corp. ...............................................          38,500          1,227,188
Time Warner, Inc. ..................................................         844,130         61,146,667
Times Mirror Co. (Class A) .........................................          39,429          2,641,743
Timken Co. .........................................................          34,596            707,056
TJX Co., Inc. ......................................................         211,016          4,312,640
Torchmark Corp. ....................................................          85,168          2,475,195
Tosco Corp. ........................................................         130,800          3,556,125
Toys 'R' Us, Inc. (a) ..............................................         164,418          2,353,233
Transocean Sedco Forex, Inc. .......................................         134,198          4,520,798
Tribune Co. ........................................................         149,592          8,236,910
Tricon Global Restaurants, Inc. ....................................          99,799          3,854,736
TRW, Inc. ..........................................................          75,072          3,899,052
Tupperware Corp. ...................................................          36,096            611,376
Tyco International, Ltd. ...........................................       1,087,838         42,289,702
U.S. Bancorp .......................................................         466,037         11,097,506
U.S. West Inc. .....................................................         324,855         23,389,560
Unicom Corp. .......................................................         139,725          4,680,788
Unilever NV ........................................................         373,346         20,324,023
Union Carbide Corp. ................................................          83,252          5,557,071
Union Pacific Corp. ................................................         155,247          6,772,650
Union Pacific Resources Group, Inc. ................................         191,348          2,439,687
Union Planters Corp. ...............................................          81,300          3,206,269
Unisys Corp. (a) ...................................................         207,699          6,633,387
United Healthcare Corp. ............................................         112,700          5,987,188
United Technologies Corp. ..........................................         306,624         19,930,560
Unocal Corp. .......................................................         152,937          5,132,948
Unumprovident Corp. ................................................         149,034          4,778,403
US Airways Group, Inc. (a) .........................................          47,615          1,526,656
UST, Inc. ..........................................................         120,607          3,037,789

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                             SHARES             VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
USX - U.S. Steel Group .............................................          57,177     $    1,886,841
USX Marathon Group .................................................         200,564          4,951,424
V.F. Corp. .........................................................          75,230          2,256,900
Viacom, Inc. (Class B) (a) .........................................         440,798         26,640,729
Vulcan Materials Co. ...............................................          63,600          2,540,025
W.R. Grace & Co. (a) ...............................................          46,049            638,930
W.W. Grainger, Inc. ................................................          60,130          2,874,966
Wachovia Corp. .....................................................         128,210          8,718,280
Wal-Mart Stores, Inc. ..............................................       2,859,596        197,669,574
Walgreen Co. .......................................................         667,636         19,528,353
Walt Disney Co. ....................................................       1,334,471         39,033,277
Warner-Lambert Co. .................................................         555,658         45,529,227
Washington Mutual, Inc. ............................................         379,272          9,861,072
Waste Management, Inc. .............................................         422,351          7,259,158
Water Pik Technologies, Inc. (a) ...................................           6,329             60,521
Watson Pharmaceuticals, Inc. (a) ...................................          67,400          2,413,763
Wellpoint Health Networks, Inc. (a) ................................          46,100          3,039,719
Wells Fargo Co. ....................................................       1,062,736         42,974,387
Wendy's International, Inc. ........................................          82,762          1,706,966
Westvaco Corp. .....................................................          61,360          2,001,870
Weyerhaeuser Co. ...................................................         143,494         10,304,663
Whirlpool Corp. ....................................................          48,139          3,132,044
Willamette Inds., Inc. .............................................          63,600          2,953,425
Williams Co., Inc. .................................................         281,236          8,595,275
Winn Dixie Stores, Inc. ............................................          75,180          1,799,621
Wm. Wrigley, Jr. Co. ...............................................          72,692          6,028,893
Worthington Inds., Inc. ............................................          55,279            915,558
Xerox Corp. ........................................................         426,870          9,684,613
Xilinx, Inc. (a) ...................................................         202,000          9,184,688
Yahoo!,  Inc. (a) ..................................................         169,700         73,427,069
---------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (COST $4,809,122,710) ...........................................     $7,953,572,107
=========================================================================================================

EQUITY 500 INDEX PORTFOLIO

DECEMBER 31, 1999

                                                                        SHARES/
                                                                    PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS (2.5% of net assets)
MUTUAL FUNDS - 2.3%
Institutional Cash Management Fund .................................     188,890,907     $  188,890,907
---------------------------------------------------------------------------------------------------------
   Total Mutual Funds ..............................................                        188,890,907
---------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.2%
U.S. Treasury Bill, 5.02%, 3/2/00 (b) ..............................  $   12,020,000         11,919,729
---------------------------------------------------------------------------------------------------------
   Total U.S. Treasury Bills .......................................                         11,919,729
---------------------------------------------------------------------------------------------------------
   Total Short Term Instruments (Cost $200,811,727) ................                        200,810,636
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $5,009,934,437) - 99.9% ....................                     $8,154,382,743
=========================================================================================================
Other Assets in Excess of Liabilities - 0.1% .......................                         10,714,139
---------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0% ................................................                     $8,165,096,882
=========================================================================================================

(a) Non-income producing security.

(b) Held as collateral for futures contracts.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

                                                                         AS OF
                                                                   DECEMBER 31, 1999
--------------------------------------------------------------------------------------
ASSETS
Investments at Value (Cost of $5,009,934,437).................     $  8,154,382,743
Receivable for Shares of Beneficial
  Interest Subscribed ........................................            4,508,155
Receivable for Securities Sold ...............................              657,504
Variation Margin Receivable ..................................              461,689
Dividend Receivable ..........................................            7,787,458
--------------------------------------------------------------------------------------
Total Assets .................................................        8,167,797,549
======================================================================================
LIABILITIES
Payable Securities Purchased .................................            2,154,113
Due to Bankers Trust .........................................              532,871
Accrued Expenses .............................................               13,683
--------------------------------------------------------------------------------------
Total Liabilities ............................................            2,700,667
--------------------------------------------------------------------------------------
NET ASSETS ...................................................       $8,165,096,882
======================================================================================
COMPOSITION OF NET ASSETS
Paid-in Capital ..............................................       $5,016,704,839
Net Unrealized Appreciation on
  Investments and Futures Contracts ..........................        3,148,392,043
--------------------------------------------------------------------------------------
NET ASSETS ...................................................       $8,165,096,882
======================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS

                                                                               FOR THE YEAR ENDED
                                                                               DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding tax of $1,063,834) ..............       $    97,913,346
  Interest ..............................................................               513,602
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME .................................................            98,426,948
====================================================================================================
EXPENSES
  Advisory Fees .........................................................             5,134,906
  Administration and Service Fees .......................................               344,960
  Professional Fees .....................................................                34,598
  Trustees Fees .........................................................                 3,252
  Miscellaneous .........................................................                 1,643
----------------------------------------------------------------------------------------------------
Total Expenses ..........................................................             5,519,359
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ...................................................            92,907,589
====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
Net Realized Loss from Investment Transactions ..........................           (44,432,856)
Net Realized Gain from Futures Transactions .............................            17,684,084
Net Change in Unrealized Appreciation/Depreciation
  on Investments and Futures Contracts ..................................         1,245,281,501
----------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on
  Investments and Futures Contracts .....................................         1,218,532,729
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................       $ 1,311,440,318
====================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                            -----------------------------------------
                                                                  1999                    1998
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net Investment Income ..................................    $    92,907,589        $    58,364,731
Net Realized Gain (Loss) from
  Investment and Futures Transactions ..................        (26,748,772)            35,274,688
Net Change In Unrealized Appreciation on
  Investment and Futures Contracts .....................      1,245,281,501            895,089,518
-----------------------------------------------------------------------------------------------------
  Net Increase in Net Assets from Operations............      1,311,440,318            988,728,937
-----------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS
Proceeds from Capital Invested .........................      4,399,103,297          2,853,940,069
Value of Capital Withdrawn .............................     (2,745,951,143)        (1,445,251,067)
-----------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  from Capital Transactions ............................      1,653,152,154          1,408,689,002
-----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS ...........................      2,964,592,472          2,397,417,939
=====================================================================================================
NET ASSETS
Beginning of Year ......................................      5,200,504,410          2,803,086,471
-----------------------------------------------------------------------------------------------------
END OF YEAR ............................................    $ 8,165,096,882        $ 5,200,504,410
=====================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for the years indicated for the Equity 500 Index Portfolio.

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                              -------------------------------------------------------------------------
                                                 1999           1998            1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s omitted)...     $8,165,097     $5,200,504      $2,803,086     $1,925,224    $1,080,736

Ratios to Average Net Assets:
  Net Investment Income .................           1.35%          1.50%           1.76%          2.20%         2.52%
  Expenses After Waivers ................           0.08%          0.08%(a)        0.08           0.10%         0.10%
  Expenses Before Waivers ...............           0.08%          0.10%           0.15%          0.15%         0.15%

Decrease reflected in above expenses.....
  Ratios Due to Fee Waivers
    or Expense Reimbursements ...........           0.00%(b)       0.02%           0.07%          0.05%         0.05%

Portfolio Turnover Rate .................             13%             4%             19%            15%            6%

--------------
(a) Effective May 6, 1998, Bankers Trust contractually agreed to receive fees from the portfolio only to the extent of the lesser of .005% or the amount that brings the total annual operating expenses as a percentage of the portfolio's average daily net assets up to 0.08%.

(b)  Less than 0.01%



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                     xviii

EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

                      NOTE 1. ORGANIZATION AND SIGNIFICANT
                              ACCOUNTING POLICIES

A. Organization

The Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and began operations on December 31, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments are valued each business day by an independent pricing service approved by the Trustees. Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business each day. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost that, with accrued interest, approximates value. Securities for which quotations are not available are stated at fair value as determined by the Trustees.

C. Security Transactions and Interest Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Futures Contracts

The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

E. Federal Income Taxes

The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

F. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTE 2. FEES AND TRANSACTIONS
                                WITH AFFILIATES

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. The agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, computed as a percentage of the average daily net assets of the Portfolio which on an annual basis is equal to the lesser of (1) 0.005%, or (2) the amount that brings the total annual operating expenses as a percentage of the Portfolio's average daily net assets up to 0.08%.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .075% of the Portfolio's average daily net assets.

The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust Company. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio for the year ended December 31, 1999 amounted to $7,493,519 and are included in dividend income.

At December 31, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended December 31, 1999.

EQUITY 500 INDEX PORTFOLIO

                           NOTE 3. PURCHASES AND SALES
                            OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1999, were $2,458,853,481 and $886,448,613, respectively. For federal income tax purposes, the tax basis of investments held at December 31, 1999 was $5,091,039,735. The aggregate gross unrealized appreciation was $3,275,257,510, and the aggregate gross unrealized depreciation was $211,914,502 for all investments as of December 31, 1999.

                            NOTE 4. FUTURES CONTRACTS

A summary of obligations under these financial instruments at December 31, 1999 is as follows:

-------------------------------------------------------------------------------------
  Type of                                                                Unrealized
  Future     Expiration    Contracts      Position     Market Value     Appreciation
-------------------------------------------------------------------------------------
S&P 500
Index
Futures      March 2000       547           Long       $203,331,050      $3,943,738
-------------------------------------------------------------------------------------

At December 31, 1999, the Portfolio segregated securities with a value of approximately $11,919,729 to cover margin requirements on open futures contracts.

EQUITY 500 INDEX PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of Equity 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2000



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Homestead Funds, Inc.
c/o PFPC, Inc.
P.O. Box 8987
Wilmington, DE 19899
1-800-258-3030

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation